UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials	☐	Soliciting Material Under Rule §240.14a-12

1st Financial Services Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2008 Annual Meeting of Shareholders of 1st Financial Services Corporation will be held at 10:00 a.m. on Monday, July 28, 2008, at the Thomas Auditorium in the David W. Sink, Jr. Building at Blue Ridge Community College located at 100 College Drive, Flat Rock, North Carolina.

The purposes of the meeting are:

1.	Election of Directors. To elect three directors, each to serve a three-year term;

2.	Proposal to Approve Charter Amendment. To consider a proposal to amend our Articles of Incorporation to authorize the issuance of a new class of stock;

3.	Proposal to Approve 2008 Omnibus Equity Plan. To consider a proposal to approve our 2008 Omnibus Equity Plan;

4.	Proposal to Approve 2008 Employee Stock Purchase Plan. To consider a proposal to approve our 2008 Employee Stock Purchase Plan;

5.	Proposal to Ratify the Appointment of Independent Accountants. To consider a proposal to ratify the appointment of Elliott Davis PLLC as our independent accountants for 2008; and

6.	Other Business. To transact any other business properly presented for action at the Annual Meeting.

You are invited to attend the Annual Meeting in person. However, if you are the record holder of your shares of our common stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing and returning the enclosed proxy card or following the instruction in the proxy statement to appoint the Proxies by Internet even if you plan to attend the Annual Meeting. If your shares are held in “street name” by a broker or other nominee, we ask that you follow your broker’s or nominee’s directions and give it instructions as to how it should vote your shares. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign a proxy card or vote by Internet, you may still revoke it later or attend the Annual Meeting and vote in person.

This notice and the enclosed Proxy Statement and form of appointment of proxy are being mailed to our shareholders on or about                 , 2008.

By Order of the Board of Directors

Gregory L. Gibson
Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER YOU OWN ONE SHARE OR MANY, YOUR PROMPT COOPERATION IN VOTING YOUR PROXY CARD IS APPRECIATED.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

General

This proxy statement is dated             , 2008, and is being furnished to our shareholders by our Board of Directors in connection with our solicitation of appointments of proxy in the enclosed form for use at the 2008 Annual Meeting of our shareholders and at any adjournments of the meeting. The Annual Meeting will be held at the Thomas Auditorium in the David W. Sink, Jr. Building at Blue Ridge Community College located at 100 College Drive, Flat Rock, North Carolina at 10:00 a.m. on Monday, July 28, 2008.

In this proxy statement, the terms “you,” “your,” and similar terms refer to the shareholder receiving it. The terms “we,” “us,” “our,” and similar terms refer to 1st Financial Services Corporation. Our banking subsidiary, Mountain 1st Bank & Trust Company, is referred to as the “Bank.”

At the Annual Meeting, record holders of our common stock will consider and vote on proposals to:

•	Elect three directors for three-year terms (see “Proposal 1: Election of Directors” on page );

•	Approve a Charter Amendment authorizing the issuance of a new class of stock (see “Proposal 2: Approval of Charter Amendment to Authorize Issuance of a New Class of Stock” on page );

•	Approve our 2008 Omnibus Equity Plan (see Proposal 3: Approval of 2008 Omnibus Equity Plan on page );

•	Approve our 2008 Employee Stock Purchase Plan (see Proposal 4: Approval of 2008 Employee Stock Purchase Plan on page );

•	Ratify the appointment of Elliot Davis, PLLC as our independent accountants for 2008 (see “Proposal 5: Ratification of Appointment of Independent Accountants” on page ); and

•	Transact any other business properly presented for action at the Annual Meeting.

Our Board of Directors recommends that you vote “FOR” the election of each of the three nominees for director named in this proxy statement, and “FOR” each of the other four proposals.

How You Can Vote at the Annual Meeting

If your shares of our common stock are held of record in your name, you can vote at the Annual Meeting in one of the following ways:

•	You can attend the Annual Meeting and vote in person;

•

You can sign and return an appointment of proxy (a proxy card) in the form enclosed with this proxy statement and appoint the “Proxies” named below to vote your shares for you at the meeting, or your can validly appoint another person to vote your shares for you; or

•

You can appoint the Proxies to vote your shares for you by going to our Internet voting website (https://www                            ), entering the “control number” printed just above your name on the enclosed proxy card, and then following the instructions you will be given. You may vote by Internet only until 5:00 p.m. EDT on July 27, 2008, which is the day before the Annual Meeting date. If you vote by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

If your shares of our common stock are held for you in “street name” by a broker or other nominee, then the record holder of your shares is required to vote them for you. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares. Brokers who hold shares in street name for their clients typically have the authority to vote those shares on “routine” proposals, such as the election of directors, when they have not received instructions from the beneficial owners of the shares. However, without specific voting instructions from beneficial owners, brokers generally are not allowed to exercise their voting discretion with respect to the approval of non-routine matters.

Solicitation and Voting of Proxy Cards

A proxy card is included with this proxy statement that provides for you to name three of our officers, Peggy H. Denny, Mary K. Dopko, and Sherrie B. Rogers, or any substitute appointed by them, individually or as a group, to act as your “Proxies” and vote your shares at the Annual Meeting. We ask that you sign and date your proxy card and return it in the enclosed envelope, or follow the instructions above for appointing the Proxies by Internet, so that your shares will be represented at the meeting.

If you sign a proxy card and return it to us so that we receive it before the Annual Meeting, or you appoint the Proxies by Internet, the shares of our common stock that you hold of record will be voted by the Proxies according to your instructions. If you sign and return a proxy card or appoint the Proxies by Internet, but do not give any voting instructions, then your shares will be voted by the Proxies “FOR” the election of each of the three nominees for director named in Proposal 1 below and “FOR” Proposals 2, 3, 4 and 5 discussed in this proxy statement. If you do not return a proxy card or appoint the Proxies by Internet, the Proxies will not have authority to vote for you and shares you hold of record will not be represented or voted at the Annual Meeting unless you attend the meeting in person or validly appoint another person to vote your shares for you. If, before the Annual Meeting, any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, your proxy card will give the Proxies discretion to vote for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by our shareholders, your proxy card will authorize the Proxies to vote your shares according to their best judgment.

Voting on Adjournments and Conduct of the Meeting

The Proxies also will be authorized to vote your shares according to their best judgment on motions to adjourn the meeting and other matters incident to the conduct of the Annual Meeting. Under North Carolina law, a shareholders meeting may be adjourned and reconvened on or more times to a later date for any reason. If the new time and place at which the meeting will be reconvened are announced at the meting before the adjournment, no further notice of the reconvened meeting is required to be given unless the adjournment is for more than 120 days. Even if a quorum is not present, shareholders who are represented at a meeting may approve an adjournment of the meeting.

If a quorum is not present at the annual meeting, or if there are insufficient shares of our common stock represented at the annual meeting, or being voted in favor of any of Proposals 1 through 5, our management may determine that it is necessary or desirable to adjourn the meeting until a later date and time in order to permit us to solicit additional proxy cards. Your proxy card will authorize the Proxies to vote your shares in favor of one or more adjournments of the annual meeting for up to not more than a total of 120 days in the event that our management believes that an adjournment is necessary or desirable in order to obtain a quorum, to solicit additional proxy cards needed to vote on or approve Proposals 1 through 5, or for any other reason.

Revocation of Appointment of Proxy; How You Can Change Your Vote

If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by Internet and later wish to revoke it or to change the voting instructions you gave the Proxies, you can do so at any time before the voting takes place at the Annual Meeting by taking the appropriate action described below:

To change the voting instructions you gave the Proxies:

•	You can sign and submit a proxy card dated after the date of your original proxy card, and containing your new instructions; or

•

If you appointed the Proxies by Internet, you can go to the same Internet Website (https://www.                                             ) and enter the same control number (printed just above your name on the enclosed proxy card) that you previously used to appoint the Proxies, and then change your voting instructions.

The Proxies will follow the last voting instructions they receive from you before the Annual Meeting. If your shares are held in “street name” and you want to change the voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.

To revoke your proxy card or your appointment of the Proxies by Internet:

•	You should give our Corporate Secretary a written notice that you want to revoke your proxy card; or

•

You can attend the Annual Meeting and notify our Corporate Secretary that you want to revoke your proxy card and vote your shares in person. Simply attending the Annual Meeting without notifying our Corporate Secretary will not revoke your proxy card or Internet vote.

Expenses and Method of Solicitation

We will pay all costs of our solicitation of proxy cards for the Annual Meeting, including costs of preparing and mailing this proxy statement. We are requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of our proxy solicitation materials to their principals and request their voting instructions, and we will reimburse those persons for their expenses in doing so. In addition to using the mail, our directors, officers and employees may solicit proxy cards either personally, by telephone or by other methods of communication, but they will not receive any additional compensation from us for doing so.

In connection with the solicitation of proxy cards for the Annual Meeting, we have not authorized anyone to give you any information, or make any representation, not contained in this proxy statement. If anyone gives you any other information or makes any other representation to you, you should not rely on it as having been authorized by us.

Record Date and Voting Securities

The close of business on June 10, 2008, is the “Record Date” we are using to determine which shareholders are entitled to receive notice of and to vote at the Annual Meeting and how many shares they are entitled to vote. Our voting securities are the 4,997,027 shares of our common stock that were outstanding on the Record Date. You must have been a record holder of our stock on the Record Date to vote at the Annual Meeting.

Quorum and Voting Procedures

A quorum must be present for business to be conducted at the Annual Meeting. For all matters to be voted on at the meeting, a quorum will consist of a majority of the outstanding shares of our common stock. Shares represented in person or by proxy at the meeting will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card, appoint the Proxies by Internet, or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker “non-votes” also will be counted in determining whether there is a quorum. Broker “non-votes” will occur if your shares are held by a broker and are voted on one or more matters at the meeting but they are not voted by the broker on a “non-routine” matter because you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

You may cast one vote for each share of our common stock you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders at the Annual Meeting. You may not cumulate your votes in the election of directors.

Vote Required for Approval

Our directors are elected by a plurality of the votes cast in elections. In the election of directors at the Annual Meeting, the three nominees receiving the highest numbers of votes will be elected. For Proposals 2, 3, 4 and 5 to be approved, the votes cast in favor of each proposal must exceed the votes cast against it. Abstentions and broker non-votes will have no effect in the voting for directors or on Proposals 2, 3, 4 and 5.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Bylaws provide that:

•

Our Board of Directors consists of not less than five nor more than 20 members, and our Board is authorized to set and change the actual number of our directors from time to time within those limits; and

•

Our Board of Directors is divided into three classes and directors are elected to staggered three-year terms, and that each year the terms of the directors in one class expire and directors in that class are elected for new three-year terms or until their respective successors have been duly elected and qualified.

Nominees

The number of members of our Board of Directors currently is set at 11. The terms of four of our current directors expire at the Annual Meeting. One of these directors, J. Michael Smith, is retiring. Based on the recommendation of our Corporate Governance Committee, the three directors listed below have been nominated by our Board for reelection to a new three-year term.

Name and Age	Positions with Us (1)	Year first elected (2)	Proposed term of office	Principal occupation and business experience
William H. Burton (54)	Vice Chairman	2004	3 years	Owner and Chairman, Cafe Enterprises, Inc., Taylors, SC (parent company of Fatz Cafe restaurants); previously served as director and Audit Committee Chairman of MountainBank and MountainBank Financial Corporation

H. Steve McManus (66)	Director	2004	3 years	Owner, McManus Development LLC, and Moon-McManus Development LLC (residential real estate developers); Co-owner and President, Beacon Food Services, Inc., (restaurants); previously, Chief Executive Officer, Hardee’s Food Systems, Inc., Rocky Mount, NC (1995 to 1996); previously served as director and Executive Committee member of MountainBank and MountainBank Financial Corporation

Bradley B. Schnyder (51)	Chairman	2004	3 years	Owner, Mountainscape, Inc., Hendersonville, NC (residential contractor); and co-owner, Schnyder and Riels, Hendersonville, NC (residential community developer), and Burney Mtn Assoc. Inc., Hendersonville, NC (residential community developer)

(1)	Listings of the members of committees of our Board are contained below under the heading “Committees of Our Board.”

(2)	“First elected” refers to the year in which each individual first became a director of the Bank. Each person became our director during 2008 in connection with our organization as the Bank’s holding company and previously served as a director of the Bank.

Our Board of Directors recommends that you vote “FOR” each of the three nominees named above. The three nominees receiving the highest numbers of votes will be elected.

Incumbent Directors

The following table contains information about our other eight current directors whose terms of office will continue after the Annual Meeting.

Name and Age	Position with Us (1)	First elected/ current term expires (2)	Principal occupation and business experience
B. Lee Beason (50)	Chief Operating Officer and Director	2004 / 2009	Our executive officer

Gregory L. Gibson (51)	Chief Executive Officer and Director	2004 / 2009	Our executive officer

Vincent K. Rees (40)	President and Director	2004 / 2009	Our executive officer

John S. Sheiry (56)	Director	2004 / 2009	Owner, Historic Inns, Inc., Hendersonville, NC (bed and breakfast accommodations)

Michael D. Foster (66)	Director	2004 / 2010	Owner and President, Foster Real Estate Appraisers, Inc., Asheville, NC (real estate appraisal firm)

James C. Kirkpatrick (44)	Director	2004 / 2010	Real estate investor; former Co-owner and President, Forge Mountain Foods, Hendersonville, NC (specialty food wholesaler and retailer) (2000 to 2004); previously, part-time weather anchor for WSPA TV, Spartanburg, SC (CBS affiliate television station)

Van F. Phillips (56)	Director	2004 / 2010	Co-owner and Vice President, Great Meadows, Inc., Spruce Pine, NC (real estate developer and investor); previously served as director and Executive Committee member of MountainBank and MountainBank Financial Corporation, and as Chairman, First Western Bank, Burnsville, NC

Catherine H. Schroader (71)	Director	2004 / 2010	Co-owner, Schroader Honda, Hendersonville, NC (motorcycle dealership); previously served as director and Compensation Committee Chairman, MountainBank and MountainBank Financial Corporation

(1)	Listings of the members of committees of our Board are contained below under the heading “Committees of Our Board.”

(2)	First elected” refers to the year in which each individual first became a director of the Bank. Each person became our director during 2008 in connection with our organization as the Bank’s holding company and previously served as a director of the Bank.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors periodically reviews transactions, relationships and other arrangements involving our directors and determines which directors the Board considers to be “independent.” In making those determinations, the Board applies the independence criteria contained in the listing requirements of The Nasdaq Stock Market. Beginning in 2008, the Board has directed our Corporate Governance Committee to assess each outside director’s independence and report its findings to the Board in connection with the Board’s periodic determinations, and to monitor the status of each director on an ongoing basis and inform the Board of Changes in factors or circumstances that may affect a director’s ability to exercise independent judgment The following table lists persons who served as directors of the Bank during 2007 and all nominees for election as directors at the Annual Meeting who our Board believes are, or will be, “independent” directors under Nasdaq’s criteria.

William H. Burton	H. Steven McManus	John S. Sheiry
Michael D. Foster	Van F. Phillips	Catherine H. Schroader
James C. Kirkpatrick	Bradley B. Schnyder	J. Michael Smith (1)

(1)	On April 28, 2008, Mr. Smith announced his retirement from the Board effective as of July 28, 2008.

In addition to the specific Nasdaq criteria, in determining the independence of each director the Board considers whether it believes any other transactions, relationships, arrangements or factors (including our directors’ borrowing relationships with us) could impair his or her ability to exercise independent judgment. In its determination that the above directors are independent, those other factors considered by the Board included the lease arrangements between us and Mr. McManus’ and Mr. Phillips’ companies described under the caption “Transactions with Related Persons –– Related Person Transactions During 2007,” as well as appraisal services provided to us from time to time by Mr. Foster’s company.

Attendance by Directors at Meetings

Board of Directors Meetings. Since the completion of our bank holding company reorganization in May 2008, the Bank’s and our Boards of Directors have met jointly. During 2007, the Bank’s Board met 13 times, and each of our current directors attended 75% or more of the aggregate number of meetings of the Board and any committees on which he or she served.

Annual Meetings. Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time during the year. Our Board of Directors recognizes that directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our board’s policy is that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders and that our directors are strongly encouraged to attend each Annual Meeting whenever possible. Eleven of the Bank’s then current directors attended the last Annual Meeting which was held during June 2007.

Communications with Our Board

Our Board of Directors encourages our shareholders to communicate with it regarding their concerns and other matters related to our business, and the board has established a process by which you may send written communications to the board or to one or more individual directors. You may address and mail your communication to our Corporate Secretary at:

1st Financial Services Corporation

Attention: Corporate Secretary

101 Jack Street

Hendersonville, North Carolina 28792

You also may send them by email to srogers@mountain1st.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary, and with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded on to the intended recipients. Copies of communications from a customer of the Bank relating to a deposit, loan or other financial relationship or transaction also will be forwarded to the department or division most closely associated with the subject.

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to our directors and all of our executive officers, including our Chief Executive Officer and Principal Accounting Officer, and, among other things, is intended to promote:

•	Honest and ethical conduct;

•	The ethical handling of actual or apparent conflicts of interests between personal and professional relationships;

•	Full, fair accurate, timely and understandable disclosure in reports and documents that we file with the Securities and Exchange Commission and other public communications we make;

•	Compliance with governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code to the Board’s Audit Committee; and

•	Accountability for adherence to the Code.

A copy of the Code of Ethics will be provided without charge upon written request to our Corporate Secretary at 1st Financial Service Corporation, 101 Jack Street, Hendersonville, North Carolina 28791, or by telephone at (828) 697-3100.

COMMITTEES OF OUR BOARD

General

Our Board of Directors has two independent, standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, and the Corporate Governance Committee. Those Committees operate under a written charter approved by our Board that sets out their composition, authority, duties and responsibilities. We believe each member of those committees is an “independent director” as that term is defined by the listing standards of The Nasdaq Stock Market. A current copy of each Committee’s charter is posted on our Internet website at www.mountain1st.com. The current members of each committee are listed in the following table, and the function of and other information about each committee is described in the paragraphs below.

Audit Committee (1)	Corporate Governance Committee
Van F. Phillips - Chairman	John S. Sheiry - Chairman
William H. Burton	William H. Burton
H. Steve McManus	H. Steve McManus
Bradley B. Schnyder	Catherine H. Schroader
J. Michael Smith

(1)	On April 28, 2008, Mr. Smith announced his retirement as of July 28, 2008.

Audit Committee

Our Audit Committee is a joint committee of the Bank’s and our Boards of Directors. Under its charter, the Committee is responsible for:

•	Selecting our independent accountants and approving their compensation and the terms of their engagement;

•	Approving services proposed to be provided by the independent accountants; and

•	Monitoring and overseeing the quality and integrity of our accounting and financial reporting process and systems of internal controls.

The Committee reviews various reports from out independent accountants (including its annual report on our audited consolidated financial statements), reports we file under the Securities and Exchange Act of 1934, and reports of examinations by our regulatory agencies, and it oversees our internal audit program. The Committee met six times during 2007.

Audit Committee Financial Expert. Our Board of Directors believes that Mr. Smith, who serves as a member of our Audit Committee, is an “audit committee financial expert” as that term is defined by the rules of the Securities and Exchange Commission. When Mr. Smith retires, we will not have a designated audit committee financial expert because we will not have identified and selected another current director who is an audit committee financial expert. Our Corporate Governance Committee is actively considering the recruitment of a nominee to our board who is an audit committee financial expert.

Audit Committee Report

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of the Bank’s financial statements for 2007, the Audit Committee has:

•	Reviewed our audited consolidated financial statements for 2007 and discussed them with management;

•	Discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

•	Received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1; and

•	Discussed the independence of our accountants with the accountants.

Based on the above review and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Bank’s 2007 Annual Report on Form 10-K as filed with the Federal Deposit Insurance Corporation.

The Audit Committee:

William H. Burton	H. Steve McManus	Van F. Phillips	Bradley B. Schnyder	J. Michael Smith

Corporate Governance Committee

Function. Our Corporate Governance Committee is a joint committee of our and the Bank’s Boards of Directors. Under its written charter, the Corporate Governance Committee acts as a nominations committee for our Board and as a compensation committee for our and the Bank’s Board. The Committee met six times during 2007.

Nominations Committee Functions. Among its other duties and responsibilities assigned from time to time by the Board, the Corporate Governance Committee functions as a nominations committee by identifying individuals who are qualified to become directors and recommending candidates to the Board for selection as nominees for election as directors at our Annual Meetings and for appointment to fill vacancies on our Board.

The Committee’s charter provides that the Committee will recommend individuals who have high personal and professional integrity, who demonstrate ability and judgment, and who, with other members of the Board, will be effective in collectively serving the long-term interests of our shareholders. Candidates also must satisfy applicable requirements of state and federal banking regulators, and the Committee may develop other criteria or minimum qualifications for use in identifying and evaluating candidates. In identifying candidates to be recommended to the Board of Directors, the Committee will consider candidates recommended by shareholders. The Committee has not used the services of a third-party search firm. Shareholders who wish to recommend candidates to the Committee should send their recommendations in writing to:

Corporate Governance Committee

1st Financial Service Corporation

Attention: Corporate Secretary

101 Jack Drive

Hendersonville, North Carolina 28792

Each recommendation should be accompanied by the following:

•

The full name, address and telephone number of the person making the recommendation, and a statement that the person making the recommendation is a shareholder of record (or, if the person is a beneficial owner of our shares but not a record holder, a statement from the record holder of the shares verifying the number of shares beneficially owned), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next Annual Meeting;

•

The full name, address and telephone number of the candidate being recommended, information regarding the candidate’s beneficial ownership of our equity securities and any business or personal relationship between the candidate and the person making the recommendation, and an explanation of the value or benefit the person making the recommendation believes the candidate would provide as a director;

•

A statement signed by the candidate that he or she is aware of and consents to being recommended to the Committee and will provide such information as the Committee may request in connection with its evaluation of candidates;

•	A description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any areas of particular expertise;

•	Information about any business or personal relationships between the candidate and any of our customers, suppliers, vendors, competitors, directors or officers, affiliated companies, or other persons with any special interest regarding our bank, and any transactions between the candidate and our bank; and

•

Any information in addition to the above regarding the candidate that would be required to be included in our proxy statement pursuant to the SEC’s Regulation 14A (including without limitation information regarding legal proceedings in which the candidate has been involved within the past five years).

To be considered by the Committee in connection with its recommendations of candidates for selection as nominees for election at an Annual Meeting, a shareholder’s recommendation must be received by the Committee not later than the 120th day prior to the first anniversary of the date that our proxy statement was first mailed to our shareholders in conjunction with our preceding year’s Annual Meeting. Recommendations submitted by shareholders other than in accordance with these procedures will not be considered by the Committee.

The Committee will evaluate candidates recommended by shareholders in a manner similar to its evaluation of other candidates. The Committee will select candidates to be recommended to the Board of Directors each year based on its assessment of, among other things, (1) candidates’ business, personal and educational background and experience, community leadership, independence, geographic location within our service area, and their other qualifications, attributes and potential contributions; (2) the past and future contributions of our current directors, and the value of continuity and prior board experience; (3) the existence of one or more vacancies on the Board; (4) the need for a director possessing particular attributes or particular experience or expertise; (5) the role of directors in our business development activities; and (6) other factors that it considers relevant, including any specific qualifications the Committee adopts from time to time.

The Corporate Governance Committee recommended to our Board of Directors that our current directors whose terms are expiring at the Annual Meeting be nominated for reelection for new terms.

Compensation Committee Functions. The Corporate Governance Committee also functions as a compensation committee. Under its written charter, and in addition to other duties that may be assigned from time to time by the Boards, the Committee reviews and provides overall guidance to the Board regarding our executive and director compensation and benefit programs and makes recommendations to the Boards about:

•	Cash and other compensation paid or provided to our and the Bank’s Chief Executive Officer and other executive officers;

•	The adoption of new compensation or benefit plans, or changes in existing plans, under which compensation or benefits are or will be paid or provided to those persons; and

•	The administration of the Bank’s annual incentive program.

The Committee also reviews and makes recommendations to the Board about amounts of compensation paid to our directors and, to the extent requested by the Board, compensation paid (individually or in the aggregate) to our other employees.

In performing its duties the Committee may, if it considers it appropriate, delegate any of its responsibilities to a subcommittee. However, any subcommittee must be composed entirely of independent directors. The Committee is authorized to conduct investigations, and to request and consider any information (from management or otherwise) that it believes is necessary, relevant or helpful in its deliberations and in making its recommendations. It may rely on information provided by management without further verification. However, under its charter, when the Committee takes an action, it should exercise independent judgment on an informed basis and in a manner it considers to be in the best interests of our shareholders. In its review and consideration of compensation matters in general, the Committee considers information provided by our Chief Executive Officer about those officers’ individual performance and his recommendations as to their compensation. After receiving the Committee’s recommendations, the Boards make all final decisions about compensation matters.

The Committee may retain the services of outside counsel or consultants, at our expense, and on terms (including fees) that it approves. During 2007, the Committee independently engaged Clark Consulting as outside consultants, and Grady & Associates as independent legal counsel, for executive compensation issues. Clark Consulting is a leading provider of compensation and benefits consulting to the banking industry. Grady & Associates is a Cleveland, Ohio, law firm specializing in financial institution executive compensation planning. Other than in these advisory capacities, neither Clark Consulting nor Grady & Associates have any role in the actual recommendations the Committee makes to our Board of Directors, or in our Board’s approval of the amounts of executive compensation.

EXECUTIVE OFFICERS

We consider our officers listed below to be our executive officers:

Gregory L. Gibson, age 51, serves as our Chief Executive Officer. He was employed by MountainBank from 2000 until October 2003, where he served as Executive Vice President and Chief Financial Officer of that bank and its parent holding company. From 1997 until 2000, Mr. Gibson operated his own public accounting and financial institutions consulting firm. He was employed as Senior Vice President of Bank of Mecklenburg, Charlotte, North Carolina, from 1994 to 1997, and as Executive Vice President and Chief Financial Officer of Rock Hill National Bank and its parent holding company, RHNB Corporation, Rock Hill, South Carolina, from 1985 until 1994, and he previously held positions with two other North Carolina commercial banks. Mr. Gibson is a certified public accountant and has a total of 28 years of experience in the banking industry, having served as an executive officer of six community banks and bank holding companies.

Vincent K. Rees, age 40, serves as our President. He was employed by MountainBank from its organization during 1997 until October 2003. He served MountainBank as Chief Lending Officer from 1997 until 2001 and then as a Regional President of that bank and Executive Vice President of its parent holding company. Mr. Rees previously was employed in South Carolina for seven years by NationsBank (now Bank of America) and its predecessor, C&S Bank, where he served in various positions in branch management, credit analysis, and consumer and commercial lending. Mr. Rees has a total of 18 years of banking experience.

B. Lee Beason, age 50, serves as our Chief Operating Officer. From 2001 to November 2003, he was employed by MountainBank in various administrative and branch supervisory positions, including State Executive. He was employed as City Executive of High Street Banking Co., Asheville, North Carolina, from 1997 until 2001. He has a total of 18 years of banking experience.

Peggy H. Denny, age 57, serves as our Chief Administrative Officer and is responsible for branch network management, training, and various other functions. From 1997 to November 2003, Ms. Denny was employed by MountainBank as Senior Vice President. Earlier, she was employed by First Union National Bank and its predecessor, Northwestern Bank. She has a total of 35 years of banking experience.

Kirk P. Robinson, age 40, has served as our Chief Credit Officer since 2004. He previously was employed by Capital Bank in Raleigh, North Carolina, as Senior Credit Analyst from 2003 to 2004; by MountainBank as Senior Credit Analyst from 2002 to 2003; and by BB&T as a City Executive and Business Banker in Lexington, South Carolina, from 1998 to 2002. He has a total of 12 years of banking experience.

COMPENSATION DISCUSSION AND ANALYSIS

The compensation tables in the section captioned “Executive Compensation” in this proxy statement give details about the salary, bonus, options, and other compensation paid or awarded to the Bank’s Chief Executive Officer, Principal Accounting Officer, and the three other most highly compensated executive officers. The narrative accompanying those tables gives additional information about the terms on which the compensation is paid or awarded.

The Corporate Governance Committee’s Deliberations about Compensation. Compensation of executive officers, including the five executives named in the Summary Compensation Table, is within the jurisdiction of the board’s Corporate Governance Committee, although the full board has reserved to itself the final authority to accept or reject Committee recommendations. As of December 31, 2007 members of the Committee were John S. Sheiry (Chair), William H. Burton, Catherine H. Schroader, and H. Steve McManus, each of whom is “independent” within the meaning of the listing standards of the Nasdaq, is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and is an “outside director” within the meaning of section 162(m) of the Internal Revenue Code of 1986.

The Committee frequently discusses executive compensation and Bank and individual performance with executives, including the CEO. At the Committee’s request, management provides pertinent financial, tax, accounting, or operational information relevant to board deliberations on a monthly basis. Three executives – Messrs. Gibson, Beason, and Rees – serve as directors and therefore participate in board deliberations and voting concerning Corporate Governance Committee recommendations, but the Committee itself is comprised entirely of directors who are neither executive officers nor employees. In both 2006 and 2007 the Committee engaged compensation consultants to assist with the analysis of and to recommend enhancements to the Bank’s executive compensation practices. The Committee also relies on its own independent outside legal counsel for advice about compensation issues.

Peer group comparisons are used by many banks not only to judge bank financial performance but also executive compensation practices and individual executives’ performance. The committee engaged Clark Consulting in 2006 to do an in depth peer comparison of executive and director compensation. The Committee’s original intention was to commission peer group analyses by third party compensation consultants and to cause those analyses to be updated periodically for the Committee’s use. In 2007 the Committee dedicated significant time and resources to establishing the terms of executives’ compensation arrangements, including employment agreements that will potentially provide severance benefits for the executives, split dollar insurance arrangements that will provide death benefits to executives’ designated beneficiaries at each executives’ death, and salary continuation agreements that will assure the executives of retirement benefits when their service with the Bank is ended. The employment agreements and split dollar insurance agreements were finalized at the end of 2007 and the salary continuation agreements were finalized in March 2008. After obtaining estimates of the costs associated with purchasing customized peer group analyses, and taking into account the expenses incurred in 2007 in the process of establishing the employment, split dollar, and salary continuation arrangements, the Committee determined that the considerable additional costs to obtain 2007 peer group analyses were not justified.

The committee is generally aware of compensation paid by other North Carolina and South Carolina community banking organizations that are publicly owned and that therefore report compensation information in proxy statements filed with the Securities and Exchange Commission, particularly those community banking organizations that management considers to be comparable in size or business focus to the Bank or that are direct competitors of the Bank. And the Committee has a very active role with executive compensation issues and maintains an ongoing dialogue with senior management about compensation topics. The committee chair attended the 2006 and 2007 Bank Director Conference on

Compensation and participated in the 2007 Peer Exchange Program held the day immediately preceding that conference. Both of these conferences were accredited by Institutional Shareholders Services and sponsored by Bank Director magazine and the NASDAQ Stock Exchange. These events brought together leading experts in compensation consulting and banking to provide exposure to industry best practices and invaluable first-hand information on the topic of compensation. The events featured separate tracks focusing on the perspectives of large banks, public community banks, and private/thinly traded banks. As a result of information obtained at these conferences combined with information provided by other sources including the Committee’s outside counsel, the Committee’s subjective impression is that executive compensation paid by the Bank is actually more modest than that of community banking organizations that are comparable in size or business focus in North and South Carolina or that are direct competitors of the Bank, particularly taking into account Mountain 1st Bank’s performance and growth that the Committee considers to be very favorable in comparison. As the Bank continues to grow, the Committee plans to stay informed on current compensation trends and periodically allocate the resources necessary for production of peer group analyses to assist the Committee’s deliberations about executive compensation.

Results of the Corporate Governance Committee’s Deliberations. The principal elements of compensation of the five executives identified in the Summary Compensation Table consist of salary, annual incentive cash bonuses, stock options, and post-termination benefits.

Salary. To control expenses and promote more rapid achievement of profitability, when the Bank’s operations began in 2004 executive officers suggested that base salaries be less than the amounts they could have demanded. The Corporate Governance Committee and ultimately the board of directors concurred, anticipating that other benefits forming part of a comprehensive executive benefit arrangement would be added as the Bank matured. Base salaries have been maintained since inception at rates the Committee considers to be below market levels. Based on recommendations from the Committee, on March 24, 2008 the Committee approved the following salaries for the five executives identified in the Summary Compensation Table: $173,250 to Greg Gibson, $157,500 for Vincent K. Rees, $131,250 for Lee Beason, and $131,250 for Peggy H. Denny, and $                 for Mary K. Dopko. This represents a 5% increase in the executives’ salaries over 2007.

Senior management, the Committee, and the board remain committed to controlling compensation expense, consisting both of salary and employee benefit expense and stock compensation expense, which is second only to deposit interest expense in its impact on the Bank’s net income. Establishing a comprehensive benefits program that offers the appropriate mix of rewards for services rendered and incentives for further contributions to the Bank’s success requires careful planning, review, and analysis. The death benefit promise under endorsement split dollar insurance agreements entered into with executives in 2007, the severance benefits potentially payable under employment agreements also entered into in 2007, and the retirement benefit promise under salary continuation agreements entered into in March 2008 are component parts of the comprehensive benefits arrangement that senior management and the Committee had in mind in 2004 when they agreed to maintain salary at modest levels.

With input from management, from Grady & Associates, a Cleveland, Ohio law firm that acts as legal counsel to the Committee, from Clark Consulting, and from the company that arranged the Bank’s purchase of split dollar insurance and that will service the Bank’s split dollar and salary continuation arrangements, the Committee invested significant time and resources in 2007 to establish the terms of executives’ employment agreements, endorsement split dollar insurance agreements, and salary continuation agreements.

Initially an RFP was sent out to five qualified vendors with superior reputations within the banking community for their ability to provide and service the types of insurance products that the Committee was interested in. After a thorough review of the RFP responses, two of the five vendors were selected to give presentations to the Committee. The process of final vendor interviews and selection was turned over to the ALCO Committee for two reasons. First, the purchase of bank owned life insurance is considered an investment decision and those types of decisions should be reviewed and recommended by the ALCO Committee. Second, the Committee felt strongly that additional input and review would be an invaluable addition to the decision making process. The ALCO Committee selected Clark Consulting to be the vendor which would invest and administer the selected program and made that recommendation to the full Board of Directors who approved it unanimously. Taking into account that these new benefit arrangements fill in most if not all of the missing pieces of a comprehensive executive benefit arrangement, the Committee recommended nominal salary increases for 2008.

These factors also account for the more significant salary increases established at the beginning of 2007, when Mr. Gibson’s salary increased by approximately 38% compared to 2006 and 25% to 30% for Messrs. Beason and Rees and Ms. Denny and Ms. Dopko. Although the Committee’s consideration of potential severance, death benefit, and retirement benefit arrangements had begun before 2007, those arrangements became a Committee priority in early 2007. At that time the Committee anticipated that final agreement upon the terms of employment, split dollar, and salary continuation arrangements, selection of life insurance vendors for the insurance policies supporting the split dollar agreements, Committee and board approval of the arrangements, and execution of the final documents would not occur for many months.

Section 162(m) of the Internal Revenue Code places a limit on the tax deduction for compensation exceeding $1 million paid to the chief executive officer and four most highly compensated executive officers of a corporation in a taxable year, but performance-based compensation such as stock-option compensation and performance-based cash bonuses are generally exempt from the $1 million limit. We expect all of the compensation paid in 2007 and in 2008 to our executive officers to be deductible.

Annual Cash Incentive Bonuses. Calculation of the annual cash incentive bonus is in part a mathematical process determined by the Bank’s net income, return on average assets, return on average equity, and asset growth. The Committee’s role is limited to (x) annually recommending target amounts for each financial measure (net income, ROAA, ROAE, and total assets) at each performance level (minimum, strategic, superlative, and extraordinary) and (y) annually recommending the bonus amounts for each of Messrs. Gibson, Rees, and Beason and Ms. Denny at each performance level. Ms. Dopko is not a participant in the annual cash incentive bonus plan, although she is eligible for cash bonus payments based on Management’s subjective assessment of her performance. Recommended by the Committee and thereafter approved by the board at their separate May 29, 2007 meetings, the targets established for 2007 were as follows:

Goal	Weight	Minimum	Strategic	Superlative	Extraordinary
Net income after tax	40%	$3,750,000	$4,000,000	$4,250,000	$4,500,000
Return on average assets (ROAA)	20%	0.75%	0.78%	0.80%	0.82%
Return on average equity (ROAE)	20%	8.36%	8.89%	9.42%	9.94%
Total assets	20%	$525,000,000	$550,000,000	$580,000,000	$615,000,000

The Committee fixed the bonus potential of Messrs. Gibson and Rees at $60,000 for minimum performance, with an additional $20,000 at each performance level beyond the minimum. The Committee fixed the bonus potential of Mr. Beason and Ms. Denny at $50,000 for minimum performance, with an additional $15,000 at each performance level beyond the minimum. The aggregate bonus of each officer is the sum for each of the four financial measures of the weighted value of (x) the bonus applicable to the performance level achieved plus (y) a proportionate share of the additional bonus amount for financial results within the range between performance levels. It is not necessary to achieve minimum performance in all four financial measures in order for a bonus to be payable. Achievement of minimum performance in any one of the four financial measures is sufficient to yield a bonus. The potential bonus amounts under the annual cash incentive plan are capped at $120,000 for each of Messrs. Gibson and Rees and $95,000 for

Mr. Beason and Ms. Denny, but the Committee and the board have the discretion to award cash bonuses beyond those amounts based on extraordinary performance on a non-objective area of performance.

In the case of each executive the minimum bonus amounts for 2007 are less than the actual bonuses paid to the executives for 2006 results, reflecting the Committee’s conclusion that the minimum performance level would probably be achieved merely by continuation of established trends in the Bank’s financial performance. The Committee’s expectation when the Committee established the bonus amounts and financial goals was that financial results should at least reach the strategic level. The Committee fixed the bonus amounts for the four executives at levels the Committee believes reflect the executives’ responsibilities and ability to contribute to achievement of the targeted financial metrics, with a potentially significant increase over the bonus actually paid for 2006 performance if and only if the Bank’s financial results reach the extraordinary performance level.

Because of the unsustainable rapid growth that naturally occurs in a bank’s start-up phase, it was difficult to establish performance targets for cash incentive compensation in the period from 2004 through 2006. The annual incentive bonuses paid in early 2007 for performance in 2006 were therefore awarded based on the Committee’s subjective assessment at year-end 2006 of each executive’s individual performance as well the Bank’s asset growth, earnings growth, asset quality, and overall achievement of the Bank’s annual strategic business plan and budgetary goals.

There currently is no formal policy requiring repayment by executives of cash bonuses if financial restatements adversely affect the financial measures that formed the basis of the cash bonus payments. However, the Committee has had several discussions throughout 2007 on this matter and may establish a formal “clawback” provision that will have that effect. If that provision is adopted, the Bank will thereafter have the right to demand repayment of bonuses if financial restatements undermine the basis on which bonus payments were made, even if the restatements are not the result of misconduct on the executives’ part.

Long-term Incentives: Stock Options. The Corporate Governance Committee administers the 2004 Employee Stock Option Plan, in addition to the Committee’s responsibility for other forms of executive compensation. The Committee awarded no stock options in 2007 to the executives named in the Summary Compensation Table.

The Bank believes that equity ownership by executive officers aligns their interests with those of shareholders and that stock options create incentives for executives to promote the Bank’s short-term and long-term success. Although the stock option grants made to the executive officers identified in the Summary Compensation Table have become fully vested and exercisable, the time-based vesting feature of stock option grants creates an incentive for key employees to remain with the Bank and to maintain their commitment to the Bank’s long-term success.

The attention given by the Committee to planning, negotiation, and implementation of endorsement split dollar, salary continuation, and employment agreements throughout 2007 and into early 2008 demanded a significant amount of Committee time and resources. With the recent finalization of those arrangements, however, the essential parts of a comprehensive executive benefits arrangement have now been assembled. When the Committee again considers whether to make additional stock option awards, including awards to executives identified in the Summary Compensation Table, the Committee will take account of the executives’ previous stock option grants as well as the Committee’s subjective impression of the total compensation and benefit arrangements provided by the Bank to the executives.

Post-termination Benefits: Employment Agreements. During 2007, the Bank entered into employment agreements with Messrs. Gibson, Rees, and Beason, with Ms. Denny, and with one other executive officer who is not identified in the Summary Compensation Table. These agreements are summarized in this proxy statement in the Executive Compensation section that follows this discussion. The Bank and the executives had deferred entering into employment agreements because neither the executives nor the Committee felt there was a compelling reason to rush into these types of agreements during the Bank’s start-up phase. With 2007 representing the Bank’s third full year of operations and with the Bank’s growth patterns and profitability established, both senior management and the Committee concluded that entry into employment contracts would promote long-term management stability. The Bank’s employment agreements were entered into on September 24, 2007, although they were amended in December for the principal purpose of eliminating the operation of a parachute payment tax gross up in 2007 and 2008 that was otherwise promised by the employment agreements executed on September 24, 2007.

To assist the Committee and senior management with negotiation of the terms of the agreements, the Committee’s independent legal counsel prepared surveys of the terms of executive employment agreements and change-in-control benefit arrangements of publicly owned community banking organizations located in South Carolina and North Carolina. The vast majority of peer banks in the two Carolinas with assets less than $1 billion use employment contracts for their most senior officers. Because a company’s top executive officers are the people most likely to be terminated after a change in control and because their undivided attention to the goal of maximizing shareholder values is most urgently needed in the context of a possible change in control, the board believes that severance and change-in-control benefit arrangements are in the Bank’s best interest. The Bank believes the arrangements are necessary to remain competitive for top management talent.

The employment agreements entered into in September 2007 promised a full section 280G parachute payment tax gross-up benefit to the executives. After examining with the assistance of legal counsel estimated change-in-control benefits potentially payable to senior management in a hypothetical change in control of the Bank occurring in 2008, including:

•	estimated section 280G gross-up benefits,

•	change-in-control benefits payable under the employment agreements, and

•	change-in-control benefits payable under the salary continuation agreements entered in March 2008 the Committee and management agreed that total unaccrued benefits payable to senior management as a percentage of the total value payable to shareholders in a hypothetical change in control exceeded the levels the Committee and management considered reasonable given the Bank’s size in 2007. For that reason the Committee and management agreed to revise the employment agreements principally for the purpose of eliminating the gross-up benefit in 2007 and 2008, and providing for it in stages beginning in 2009. Accordingly, the September 2007 employment agreements were replaced by amended employment agreements in December.

Under the amended agreements, no gross-up benefit would be payable for a change in control occurring in 2007 or 2008. A gross-up benefit equal to 33% of a full gross-up benefit could be payable for a change in control occurring in 2009, 66% of a full benefit for a change in control occurring in 2010, and 100% for a change in control occurring in 2011 or thereafter. The salary continuation agreements entered into in March 2008 contain an identical parachute payment tax gross-up provision, but that contract right merely reiterates the executives’ entitlement to the gross-up benefit and does not represent an additional benefit expectation. The Committee reasoned that the total value payable to shareholders in a change in control is likely to increase significantly as the Bank grows over time, with the effect that total benefits payable to senior management should represent a smaller percentage of that aggregate value with each passing year. Secondly, calculation of total change-in-control benefits for section 280G and section 4999 purposes is not based simply on cash benefits paid. Instead the calculation takes account of non-cash benefits to which executives become entitled on an accelerated basis because of a change in control (such as accelerated vesting of stock options), as well as the present-value enhancement associated with cash benefits paid immediately after a change in control that would otherwise not have been paid to the executives for many years, such as retirement benefits under a salary continuation agreement. In other words, a retirement benefit under a salary continuation agreement that is settled for a lump sum in cash after a change in control is much more likely to cause total change-in-control benefits to exceed the section 280G and section 4999 threshold (three times base amount) immediately after that benefit arrangement is adopted, with a diminishing effect each year thereafter as the executive approaches retirement or as his or her vested interest in the benefit grows. Taking account of the implementation in 2007 and early 2008 of comprehensive benefit arrangements for executives, the Committee and management agreed to eliminate the gross-up benefit for a change in control occurring in 2008 and to phase in the full gross-up benefit over a four-year period.

Finally, the change-in-control benefit feature of the employment agreements (and of the salary continuation agreements entered into in March 2008) is known as a single-trigger benefit, meaning the benefit is payable immediately after a change in control even if the executive’s employment is not also terminated after the change in control. The Bank recognizes that single-trigger change-in-control benefits are more disfavored by shareholder advocates and others than double-trigger change-in-control benefits, which are payable if and only if employment termination follows shortly after a change in control. The Bank nevertheless agreed to single-trigger change-in-control benefits for reasons having to do with section 409A of the Internal Revenue Code. That section imposes a six-month delay on termination benefits, such as double-trigger change-in-control benefits, payable to a publicly traded company’s highest compensated executives, with a series of exceptions that could potentially be difficult to apply and that might or might not be available when termination actually occurs. Section 409A imposes no delay at all, however on single-trigger change-in-control benefits. Recognizing that the executives who are parties to the employment agreements are highly likely to be terminated after a change in control in any event, and taking into account the potential legal complications and potential legal expenses associated with applying the six-month delay required by section 409A for double-trigger change-in-control benefits, the Committee concluded that the only practical differences between a single-trigger versus double-trigger benefit are (x) the terminated executive would receive single-trigger benefits immediately, as intended, whereas the same terminated executive might have to wait six months for the double-trigger benefit, and (y) the single-trigger benefit is clear and requires no expertise to apply, whereas the double-trigger benefit would almost inevitably involve payment of legal expenses to determine whether exceptions to the six-month delay are available and to determine precisely when the benefit may be paid, as well as expenses associated with ensuring that the acquiring company honors payment of the delayed benefit. Finally, the four executive officers identified in the Summary Compensation Table who have employment agreements are founding employees since the date of the Bank’s original charter. The success of the Bank to date is largely the result of their leadership and commitment to the organization. For all of these reasons, the Bank’s employment agreements provide for single-trigger change-in-control benefits.

Post-termination Benefits: Endorsement Split Dollar Life Insurance and Salary Continuation Agreements. In December 2007 the Bank entered into endorsement split dollar insurance agreements with Messrs. Gibson, Rees, and Beason, with Ms. Denny and Ms. Dopko, and with one other executive officer who is not identified in the Summary Compensation Table, entitling each executive to designate the beneficiary of a specified portion of the death benefits payable under bank-owned policies on these executivess lives. The death benefit payable to an executive’s beneficiary is the lesser of (x) the policy’s net death proceeds, meaning the total death benefit minus the policy’s cash surrender value, or (y) $1.25 million in the case of Messrs. Gibson and Rees, $1 million in the case of Mr. Beason and Ms. Denny, and $             in the case of Ms. Dopko. The Bank is entitled to all insurance policy death proceeds remaining after payment of the death benefit to the executive’s beneficiary. The Bank paid total premiums of approximately $3.3 million in 2007 and 2008 for all policies subject to split dollar agreements with these executives, but the Bank expects to recover in full its life insurance investment from its portion of the policies’ death proceeds.

Adequate life insurance coverage for executive management is an essential component of the compensation necessary to retain, attract and reward excellent service. The Bank fully paid the premiums for the five policies on the six lives (Messrs. Gibson, Rees and Beason, Ms. Denny and Ms. Dopko, and the other executive officer not named in the Summary Compensation Table) with lump sum premium payments in the aggregate of approximately $3.3 million. The Bank determined that a lump sum premium was the most financially advantageous way to secure coverage because the premium paid is not an expense and the initial cash surrender value equals the premiums paid. Like any whole life insurance policy, the bank-owned life insurance policy contract has a cash surrender value that increases over time. For purposes of generally accepted accounting principles (“GAAP”), the increase in cash surrender value is booked as “other non-interest income.” The Bank expects to recover in full premiums paid and the earnings credited to the cash value from the Bank’s portion of the policies’ death benefits.

Because the Bank intends to hold the bank-owned life insurance until the death of the insureds, the increase of cash surrender value should be tax-free income under current federal income tax law. This compares favorably to the taxable gain the Bank would recognize for assets in traditional taxable investments such as U.S. Treasury or agency securities. The collection of death benefits on the policies, which is likewise currently tax free under current federal and state income taxation, is expected to further enhance the company’s return.

This informal life insurance financing is not expected to result in any material cost to the Bank, and the bank-owned life insurance (“BOLI”) is expected to increase the Bank’s non-interest income in future operating periods. The BOLI financing is designed to earn sufficient income on the insurance policies’ cash surrender value to offset the after-tax expense of the accrual for the bank’s supplemental executive retirement agreements with the five executives.

In March 2008 the Bank also entered into salary continuation agreements with the same five executive officers who entered into employment and split dollar insurance agreements.

The life insurance purchased by the Bank is designed to offset the Bank’s contractual obligation to pay retirement benefits and to recover the Bank’s cost of providing benefits. The insurance contracts and the salary continuation agreements are executed at the same time, however, there is no direct linkage between the two. The Bank also believes that the split dollar insurance arrangement reinforces executives’ long-term commitment to the Bank.

The combination of tax-preferred income generated by the cash value of the insurance policy, the tax-free insurance death benefit, and fully tax-deductible benefit payments to participants are the economic reasons that a bank can often provide this significant fringe benefit to its executives at little or no cost to the Bank. The Board believes that the BOLI used to finance the salary continuation agreements allows the Bank to cost effectively implement compensation programs that serve the vital purpose of attracting, retaining, and rewarding valued executive officer service.

Because the split dollar life insurance death benefit is payable to executives’ designated beneficiaries whether death occurs before or after employment termination, the Bank is required by accounting principles clarified in 2006 to accrue during the executives’ working years for the cost of maintaining the insurance in the executives’ retirement. With clarification in 2006 that expense recognition for the post-retirement benefit is necessary, the Financial Accounting Standards Board permitted employers to recognize the cost of post-retirement split dollar arrangements with a one-time charge to retained earnings for agreements in force at the end of 2007, with recognition of accrual expense beginning in 2008. For that reason the Bank completed in 2007 the purchase of insurance dedicated to the executives’ endorsement split dollar agreements and entered into the split dollar arrangements before the end of 2007.

In early 2008 the Bank established a separate endorsement split dollar life insurance arrangement for other officers, including Ms. Dopko, providing to each of these other officers the right to designate the beneficiary of a $50,000 portion of death proceeds payable under Bank-owned policies on the officer’s life. The officers’ rights lapse at employment termination.

The determinations were made with the aid of the Committee’s legal counsel and the company that arranged the Bank’s purchase of BOLI and will also administer the Bank’s BOLI, split dollar and salary continuation arrangements. The Bank’s goal was to ensure that the executive’s final income produced by all employer-financed retirement benefits would approximate 60% of his or her projected final pay at 62, taking into account the Bank’s portion of Social Security benefits, Bank 401(k) plan contributions, and benefits payable under the salary continuation agreements. Payable for 15 years in monthly installments beginning at age 62, the annual retirement benefits are as follows: $134,000 for Mr. Gibson, $186,000 for Mr. Rees, $100,000 for Mr. Beason, and $72,000 for Ms. Denny. The salary continuation agreements provide that the annual retirement benefit shall be increased by 3% each year in retirement. Also increasing by 3% annually, the benefit for termination before age 62 is a reduced amount that is calculated based on the Bank’s liability accrual balance existing when employment termination occurs, also payable in monthly installments for 15 years beginning at age 62.

If a change in control of the Bank occurs, each executive will be entitled under his or her salary continuation agreement to the greater of (x) an amount equal to the Bank’s liability accrual balance existing when the change in control occurs or (y) $750,000 in the case of the four executive officers named in the Summary Compensation table and $400,000 in the case of the executive officer who is not identified in the Summary Compensation Table. In either case, this benefit is payable in a single lump sum immediately after the change in control. Because most of the executives are many years away from the age 62 normal retirement age, the Bank’s liability accrual balance for any of the five officers receiving a salary continuation agreement will not exceed $750,000 for many years. The Bank believes the change-in-control benefit feature of a salary continuation agreement is important and that it, together with the retirement benefit features of the agreement, reinforces an executive’s long-term commitment to the Bank. For that reason the Bank believes the change-in-control benefit feature of the salary continuation agreements as well as the retirement benefit features of the agreement are in the Bank’s best interest.

Like the employment agreement change-in-control benefit discussed elsewhere, the change-in-control benefit payable under the salary continuation agreement is a single-trigger benefit.

Perquisites and Other Compensation. Our executive officers participate in the Bank’s broad-based employee benefit plans, such as medical, dental, supplemental disability, and term life insurance programs. However, during 2007 they did not receive any special, unique, or additional perquisites or personal benefits that are not available to all of the Bank’s employees.

Effective January 1, 2005 the Bank adopted a 401(k)/Profit Sharing Plan (the “401(k) Plan”), enabling all full-time employees and all part-time employees working more than 1,000 hours per year to make contributions to individual plan accounts. Employee contributions take the form of deferred compensation. An employee’s contribution of up to 3% of his or her compensation is matched dollar-for-dollar by the Bank. The Bank also matches 50% of the employee’s contribution over 3% and up to 5% of his or her compensation. Both employee contributions and the Bank matching contribution of up to 3% of compensation are 100% vested at all times. The Bank’s additional 50% matching contribution becomes 100% vested after three years. The Bank also makes discretionary annual profit-sharing contributions to the 401(k) Plan, depending on the Bank’s profitability and subject to Internal Revenue Code and 401(k) Plan contribution limits. The board of directors determines the final amount of the profit-sharing contribution, after considering management’s recommendation at the end of the fiscal year. Employees with service of six months or more are eligible to participate in the profit-sharing portion of the 401(k) Plan. The profit-sharing contribution is allocated among participating employees in the proportion that each participant’s compensation for the fiscal year bears to the total compensation for all participating employees for the year. Benefits attributable to profit-sharing contributions vest at a rate of 20% annually. Participants may receive distributions from their profit-sharing accounts at retirement, employment termination, or attainment of age of 59  1/2 , but distributions may occur sooner for a participant who experiences a financial hardship. The 401(k) Plan does not offer 1st Financial Services Corporation stock as an investment option. The Bank made no profit-sharing contribution for the 2007 plan year.

Compensation Committee Report

The Corporate Governance Committee, in its capacity as our compensation committee, has:

•	reviewed and discussed with management the Compensation Discussion and Analysis that is included in this proxy statement; and

•	based on that review and discussion, recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and Annual Report on Form 10-K/A.

The Corporate Governance Committee

John S. Sheiry	H. Steve McManus	Catherine H. Schroeder	William H. Burton

EXECUTIVE COMPENSATION

Summary

The following table shows the cash and certain other compensation paid or provided to or deferred by our named executive officers for 2007 and 2006. Our executive officers are compensated by the Bank for their services as its officers, and they receive no separate salaries or other cash compensation from us for their services as our officers. With the exception of Ms. Dopko, each of our named executive officers is employed under an employment agreement with the Bank as described below. Ms. Dopko is employed on an “at will” basis and subject to reelection as an officer each year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (2)	Bonus	Option Awards (3)	Non-Equity Incentive Plan Compensation (2) (4)	All Other Compensation (5)	Total
Gregory L. Gibson (1) Chief Executive Officer	2007	$165,000	-0-	-0-	$61,322	$10,771	$237,093
	2006	120,000	$100,000	$2,620	-0-	10,427	230,427
Vincent K. Rees (1) President	2007	150,000	-0-	-0-	61,322	12,658	223,980
	2006	117,813	100,000	2,620	-0-	8,536	226,349
B. Lee Beason (1) Executive Vice President and Chief Operating Officer	2007	125,000	-0-	-0-	50,896	8,373	184,269
	2006	99,447	75,000	2,620	-0-	18,685	193,132
Peggy H. Denny Executive Vice President and Chief Administrative Officer	2007	125,000	-0-	-0-	50,896	8,116	184,012
	2006	99,375	75,000	2,620	-0-	16,644	191,019
Mary K. Dopko Controller and Principal Accounting Officer	2007	60,000	-0-	-0-	30,000	3,640	93,640
	2006	52,000	25,000	-0-	-0-	7,822	84,822

(1)	Messrs. Gibson, Rees and Beason are members of our Board, but they do not receive any additional compensation for service as directors.

(2)	Includes the amount of salary deferred at each officer’s election under our Section 401(k) plan.

(3)	Reflects the amount of compensation expense, as calculated under SFAS 123R, that we recognized in our financial statements for each year relating to outstanding stock options held by each officer. A discussion of material assumptions made in our valuation of and expense related to outstanding stock options is contained in Notes 1(S) and 12 to our audited financial statements.

(4)	Reflects the amounts of cash awards paid to each officer for each year under our annual Incentive Plan described below under the caption “Plan Based Awards.”

(5)	The 2007 amounts include:

•	for each officer, matching contributions made by us under our Section 401(k) plan as follows: Mr. Gibson - $9,053; Mr. Rees - $6,703; Mr. Beason - $7,453; Ms. Denny - $7,036; Ms. Dopko - $3,600;

•

payments to three officers as reimbursement for additional income taxes and penalties resulting from errors in prior years by our outside payroll processing agency as follows: Mr. Gibson - $480; Mr. Rees - $5,280; ; Ms. Dopko - $3,192; and

•

for each officer, the imputed income for the officer’s interest under a split dollar agreement, in insurance policies owned by the Bank as follows: Mr. Gibson - $1,238; Mr. Rees - $675; Mr. Beason - $920; Ms. Denny - $1,080; and Ms. Dopko - $40. In addition to compensation paid in cash, from time to time our executive officers receive various personal benefits. None of the named officers received personal benefits during 2007 for which our estimated aggregate incremental cost exceeded $10,000, and the amounts of any such benefits they received during 2007 are not included in the table. We also provide our offices with group life, health, medical and other insurance coverages that are generally available to all salaried employees, and the cost of the insurance is not included in the table

Employment Agreements

Messrs. Gibson, Rees, Beason and Ms. Denny are each employed pursuant to an Employee Agreement which has a “rolling” three year term which, on each anniversary date of the agreement, is extended by one additional year unless our Board of Directors gives notice that it will not be extended. Unless sooner terminated, the term of the agreement will end at the time each of them reaches age 65. Each agreement provides for:

•	annual base salary, which will be reviewed and must be increased for cost of living increases on an annual basis; and otherwise may be increased at the discretion of the Board;

•	participation in all officer or employee compensation, bonus, incentive and benefit plans in effect from time to time;

•	reimbursement of reasonable business expenses and reasonable expenses for attendance at annual and other periodic meetings of trade associations; and

•	reimbursement for the cost of disability insurance providing an annual benefit not to exceed 60% of the officer’s base and bonus salary after an elimination period of 90 days.

The employment agreements were entered into on September 24, 2007, and then amended at the end of 2007 for the purpose of eliminating the operation of a parachute payment tax gross up in 2007 and 2008, and phase in the gross up beginning in 2009, and to eliminate the payment of outplacement expenses.

The agreements contain other provisions under which payments and benefits will be provided to Messrs. Gibson, Rees, Beason and Ms. Denny following an involuntary termination of his employment without cause, or a voluntary termination under various circumstances, whether before or after a change in control of the Bank, and that restrict their ability to complete against the Bank following termination of employment. Those provisions are described below under the caption “Potential Payments Upon Termination of Employment or a Change of Control.”

Plan-Based Awards

We have two compensation plans under which we grant awards from time to time to our executive officers, including our:

•	Employee Stock Option Plan, under which options to buy shares of our common stock have been granted; and

•	Incentive Plan, under which additional cash compensation may be paid each year based on our corporate performance.

Stock Options. Stock options granted under the Employee Stock Option Plan give the officer to whom it is granted the right to buy shares of our common stock during a stated period of time (ordinarily ten years) at a fixed price per share equal to the market value of our stock on the date the option is granted. Unless the individual option agreement that evidences an option provides otherwise, an officer’s options will terminate 90 days following his or her voluntary termination of employment (except in the case of retirement), or one year following termination as a result of disability. In the case of retirement, death or involuntary termination without cause, an officer’s options will remain in effect for their full terms. They will terminate immediately following the involuntary termination of an officer’s employment for cause. Option grants currently do not include any performance-based conditions. The exercise price and vesting schedule for each option are approved by our Corporate Governance Committee at the time the option is granted.

Incentive Plan. Under our Incentive Plan, a portion of the cash compensation paid each year to our executive officers and other employees chosen to participate in the plan is tied to the extent to which we achieve goals set by our Board for the year with respect to various measures of corporate performance. Cash awards under the plan are calculated based on a percentage of each executive officer’s annual base salary. Additional information about the operation of the plan for 2007, including information about the threshold, target and maximum targets, and the relative weights of, each performance measure, and the formula used to calculate each named officer’s award is contained under the caption “Compensation Discussion and Analysis”—Annual Cash Incentive Bonuses.

Grants During 2007. During 2007, there were no new stock options granted to any of our executive officers named in the Summary Compensation Table. Four officers named in the Summary Compensation Table were participants in the Incentive Plan. This table contains information about the cash award each officer was eligible to receive under the Incentive Plan:

GRANTS OF PLAN-BASED AWARDS DURING 2007

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Minimum	Strategic	Superlative	Extraordinary
Gregory L. Gibson	N/A	$60,000	$80,000	$100,000	$120,000
Vincent K. Rees	N/A	60,000	80,000	100,000	120,000
B. Lee Beason	N/A	50,000	65,000	80,000	95,000
Peggy H. Denny	N/A	50,000	65,000	80,000	95,000

(1)	Reflects the dollar amount each officer could have received for 2007 under our Incentive Plan based on corporate performance at each level

Outstanding Stock Options. During 2007, no previously granted options were exercised by any of our executive offices named in the Summary Compensation Table. This table contains information about all outstanding options held by those named officers on December 31, 2007:

OUTSTANDING EQUITY AWARDS AT 2007 YEAR END

	Option Awards
Name	Number of Securities Underlying Unexercised Stock Options (Exercisable)	Number of Securities Underlying Unexercised Stock Options (Unexercisable)	Option Exercise Price	Option Expiration Date
Gregory L. Gibson	37,108	-0-	$5.63	07/26/2014
Vincent K. Rees	37,108	-0-	5.63	07/26/2014
B. Lee Beason	37,108	-0-	5.63	07/26/2014
Peggy H. Denny	37,108	-0-	5.63	07/26/2014
Mary K. Dopko	6,836	-0-	5.63	07/26/2014
Mary K. Dopko	6,250	-0-	13.31	09/30/2015

Potential Payments Upon Termination of Employment or a Change of Control

Under employment agreements between the Bank and Messrs. Gibson, Rees and Beason and Ms. Denny (the “Executive Officers”), the executive officers will receive payments and benefits from the Bank if their employment terminates under various circumstances. Those arrangements are described in the following paragraphs, and a summary of the payments and benefits each officer will receive following different termination events is contained in the table below.

Employment Agreements. The Executive Officers’ employment agreements are described under the caption “Employment Agreements.” If an executive officer’s employment is terminated by us without cause, or if an executive officer terminates his or her own employment for “good reason,” the Executive Officer will continue to receive salary payments for the unexpired term of the agreement, and we will provide him or her with continued life and medical insurance coverage for the remaining term or, if earlier, until the Executive Officer reaches age 55, dies, or becomes employed elsewhere. Continued life and medical insurance coverage also will be provided for the remaining term of the agreement following termination of the Executive Officer’s employment as a result of disability. “Good reason” will exist for the Executive Officer to terminate his or her own employment if, without the executive officer’s consent:

•	The Executive Officer’s salary is reduced;

•	Duties are assigned to the executive officer that are materially inconsistent with his or her position or represent a reduction in the officer’s authority;

•	There is a material diminution in the authority, duties, or responsibilities of the supervisor to who the executive officer is required to report;

•	There is a material change in the geographic location at which the executive officer must perform services; or

•	The Bank materially breaches the employment agreement.

No payments will be made under the agreement if the executive officers’ employment is terminated by us “for cause” or by the executive officer without “good reason.”

If there is a change in control of our holding company or the Bank, each Executive Officer will be entitled to:

•

A lump-sum payment equal to three times the total of his or her base salary rate at the time of the change in control plus the amount of any bonuses or incentive compensation earned for the preceding calendar year;

•	Continued medical and life insurance coverage for the remaining term of the agreement or, if earlier, until the executive officer reaches age 65, dies, or becomes employed elsewhere;

•	Immediate vesting of his benefits under any qualified and non-qualified plans in which he or she participates, unless those plans separately address the effect of a change in control; and

•

If the payment and acceleration of benefits under other plans or arrangements results in a “parachute payment” that is subject to an excise tax under Sections 280G and 4999 of the Internal Revenue Code, in 2009 or later an additional “gross-up payment” equal to the amount of the excise tax he owes, plus the additional amount needed for him to receive the amount of the excise tax net of all income, payroll or other excise taxes. The applicable percentage gross-up payment amount that the Executive Officer is entitled is 33% for a change of control occurring in 2009, 66% for a change of control occurring in 2010 and 100% for a change in control occurring in 2011 or thereafter.

Those changes in control payments and benefits would be in lieu of any other severance payments provided for in the agreement, and an Executive Officer’s right to receive the lump-sum payment would not depend on whether his or her employment was terminated.

Executive Officers’ agreements provide that, in general, a “change in control” will have occurred if:

•	A person accumulates ownership of our stock that amounts to more than 50% of the total fair market value or total voting power of our outstanding stock;

•	Within a 12-month period a person acquires shares of our stock that amount to 30% or more of the total voting power of our outstanding stock;

•	A majority of our directors are replaced during any 12-month period by persons whose appointment or election is not endorsed in advance by a majority of our directors; or

•	There is a change in ownership of our assets that amounts to 40% or more of the total gross fair market value of all of our assets.

Under the Employment Agreements, Executive Officer agrees not to disclose any confidential or proprietary information regarding our company or the Bank to any other person and that, for the remaining period of the agreement following a termination of his or her employment, the Executive Officer may not directly or indirectly compete with the Bank by providing financial products or services on behalf of another financial institution, or assisting another financial institution in providing financial products or services, within the counties in North Carolina in which the Bank or any of its affiliates conducted operations at the time the Executive Officers’ employment was terminated, or in any North Carolina county contiguous to those counties. If the Executive Officer violates this non-competition provision, he or she will forfeit all rights and retirement benefits under his or her employment agreement as well as all death benefits under his or her Endorsement Split-Dollar Agreement described below. However, the restriction on their ability to compete against the Bank will terminate immediately upon a change in control.

This table lists estimates of aggregate payments and benefits that would have been paid or provided to the executive officers under their employment agreements if their employment had terminated under various circumstances, or there had been a change in control, on December 31, 2007:

Type of Termination Event and Description of Payment or Benefit	G.L. Gibson	V. K. Rees	B. L. Beason	P. H. Denny
INVOLUNTARY TERMINATION WITHOUT CAUSE, OR VOLUNTARY TERMINATION WITH “GOOD REASON,” OTHER THAN AFTER A CHANGE IN CONTROL
Aggregate cash payments (1)	$488,151	$443,774	$369,811	$369,811
Continued insurance coverage (2)	23,831	23,831	23,831	23,831

CHANGE IN CONTROL, WITHOUT REGARD TO TERMINATION OF EMPLOYMENT
Lump Sum Cash Payment	$795,000	$795,000	$600,000	$600,000
Continued Insurance Coverage (2)	25,209	25,209	25,209	25,209
Additional 280G “gross-up payment” (3)	—	—	—	—

(1)	Reflects the aggregate of monthly payments, base on the following annual salary rates: Mr. Gibson - $ ; Mr. Rees - $ ; Mr. Beason - $ ; and Ms. Denny - $ that would be made during the remaining term of the Employment Agreement.

(2)	Reflects our estimate of the aggregate cost of continued insurance coverage equivalent to that currently provided to each executive officer that could be obtained in the marketplace for the remaining term of the Employment Agreement.

(3)	The applicable percentage gross-up payment amount that the Executive Officer is entitled is 33% for a change of control occurring in 2009, 66% for a change of control occurring in 2010 and 100% for a change in control occurring in 2011 or thereafter.

Endorsement Split-Dollar Agreements. The Bank has purchased insurance policies on the lives of 33 of its officers, including our named executive officers, and has entered into Endorsement Split-Dollar Agreements with each of them. The policies are owned by the Bank. Under the agreements, upon an officer’s death, whether or not he or she remains employed by the Bank, a portion of the total death benefits under the policies on his or her life will be paid to the officer’s beneficiary. The amount that will be paid to each officer’s beneficiary will be equal to the lesser of the policy’s “net death proceeds;” meaning the total death benefit minus the policy’s cash surrender value, or $1.25 million in the case of Messrs. Gibson and Rees or $1 million in the case of Mr. Beason or Ms. Denny. In 2008, the Bank established a separate endorsement split dollar life insurance arrangement for other officers, including Ms. Dopko, providing the right to designate the beneficiary of a $50,000 portion of the death proceeds payable under the Bank-owned policies on her life. The Bank will receive the remainder of the death benefits from each officer’s policies including the full cash surrender value of the policies.

Employee Group Life Insurance Plan. We also provide life insurance benefits to each of the named executive officers under our group life insurance plan in which all employees participate. Under the group plan, death benefits are payable to a participant’s beneficiaries equal to two times the participant’s annual salary rate at the date of death.

This table lists estimates of aggregate death benefits, calculated as described above, that would have been paid to the named officers’ beneficiaries under the policies if they had died on December 31, 2007.

Type of Termination Event and Description of Payment or Benefit	G.L. Gibson	V. K. Rees	B. L. Beason	P. H. Denny	M. K Dopko

DEATH

Death benefits under split-dollar life insurance policies

Death benefits under group life insurance plan

Accelerated Vesting of Stock Options. In the event of a change in control of our company, if a provision is not made for the assumption of outstanding stock options held under our option plans, or for the exchange of those options for new options covering shares of the successor company, our executive officers’ rights under their options will terminate at the time the transaction becomes effective. However, to the extent that any option has not yet become exercisable, it will become exercisable in full immediately before the transaction becomes effective, without regard to any vesting schedule. All options currently granted to our executive officers have vested in full.

DIRECTOR COMPENSATION

Directors’ Fees

Our outside directors serve and are compensated as directors of the Bank and they do not receive any additional compensation for their services as our directors. The following table describes our standard schedule of fees paid to the Bank’s directors beginning in July 2007, and is now paid to our directors.

Description	Amount
Per diem fee for attendance at meetings of our Board	$400
Per diem fee for attendance at committee meetings	100
Additional per diem for attendance at Committee meetings by the Committee Chairman	100
Additional per diem for attendance at Audit Committee meetings by financial expert	100

Director Stock Options

We have a Director Stock Option Plan under which options are granted from time to time to our directors to purchase shares of our common stock. Each stock option gives the director to whom it is granted the right to by shares of our common stock during a stated period of time (ordinarily ten years) at a fixed price per share that is equal to the market value of our stock on the date the option is granted. Options generally remain in effect for their full terms following the termination of a director’s service for any reason. Option grants do not include any performance-based conditions. The exercise price and vesting schedule for each option is recommended by the Corporate Governance Committee to our Board of Directors which approves the terms of such grants at the time the option is granted.

New Awards During 2007

During 2007, no new stock options were granted to any of our directors and no previously granted options were exercised by any of them. Information about stock options held by our outside directors on December 31, 2007, is contained in the footnotes to the Director Compensation Table below.

Director Compensation for 2007

2007 DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)	All Other Compensation	Total
William H. Burton	$4,100	$-0-	$-0-	$4,100
Michael D. Foster	3,800	-0-	-0-	3,800
James C. Kirkpatrick	4,400	-0-	-0-	4,400
H. Steve McManus	2,800	-0-	-0-	2,800

Name (1)	Fees Earned or Paid in Cash	Option Awards (2)	All Other Compensation	Total
Van F. Phillips	3,600	-0-	-0-	3,600
Bradley B. Schnyder	3,600	-0-	-0-	3,600
Catherine H. Schroader	3,700	-0-	-0-	3,700
John S. Sheiry	3,800	-0-	-0-	3,800
J. Michael Smith (3)	3,500	-0-	-0-	3,500

(1)	Messrs. Beason, Gibson and Rees are not listed in the table. They are compensated as officers and employees of the Bank and do not receive any separate cash compensation for their services as directors.

(2)	All outstanding stock options held by our outside directors are fully vested and exercisable. As a result, we did not recognize any compensation expense for those options in our financial statements for 2007 under SFAS 123R. On December 31, 2007 each of our outside directors held stock options covering 55,589 shares, with the exception of Mr. Smith who held options covering 50,237 shares.

(3)	On April 28, 2008, Mr. Smith announced his retirement as of July 28, 2008.

TRANSACTIONS WITH RELATED PERSONS

Our Policy

Our Board of Directors has adopted a written policy under which our independent directors, acting as a separate committee, review and approve certain transactions, arrangements or relationships in which we are a participant and in which any of our “related persons” has a material interest. Our related persons include our directors, nominees for election as directors, executive officers, beneficial owners of more than 5% of a class of our common stock, and members of the immediate family of one of those persons.

Except as described below, the policy covers:

•

Any transactions, arrangements or relationships, or series of transactions, arrangements or relationships that are required to be disclosed in our proxy statement under rules of the Securities and Exchange Commission (in general, those in which the dollar amount involved exceeds or will exceed an aggregate of $120,000, including all periodic payments); and,

•	Any other transactions, arrangements or relationships that would fall in the first category above except for their amount being less than the $120,000 dollar threshold specified above.

The transactions covered by the policy generally include loans, but it does not cover loans we make in the ordinary course of our business that are subject to banking regulations related to “insider loans” and that are required to be approved by a majority of our Board of Directors. The policy also does not cover our provision of services as a depositary of funds or similar banking services in the ordinary course of our business, or compensation paid to our executive officers that has been reviewed and approved, or recommended to our Board of Directors for approval, by our Corporate Governance Committee.

In its review of related person transactions, the policy provides that the Committee should exercise independent judgment and should not approve any proposed transaction unless and until it shall have concluded to its satisfaction that the transaction:

•	Has been or will be agreed to or engaged in on an arm’s-length basis;

•	Is to be made on terms that are fair and reasonable to us; and

•	Is in our best interests.

Related Person Transactions During 2007

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of our current directors, nominees for director, executive officers, and other related persons. All loans included in those transactions during 2007 were made in the ordinary course of the Bank’s business on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time those loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

The highest aggregate outstanding balance of loans to our current directors, nominees for election as directors, executive officers, and their associates, as a group, since January 1, 2007, was $21.576 million which represented approximately 45.5% of our then current equity capital accounts. On                , 2008, the aggregate outstanding balance of those loans was $                 million, or approximately             % of our then current equity capital accounts.

Of these loans, certain of our current directors and their associates, respectively, have had aggregate outstanding loans that exceeded 10% of our equity capital accounts. The following table shows, for each of those directors and his associates, the highest aggregate balance of loans since January 1, 2007, the aggregate balance of loans as of                 , 2008, and the relationship of those aggregate balances to our then current equity capital accounts.

Name of director	Highest aggregate balance since January 1, 2007 (1)	Percentage of equity capital (2)	Aggregate balance on May 31, 2008 (1)		Percentage of equity capital (2)
H. Steve McManus	$6,935	15.2%	$	_______	_________	%

(1)	Dollars are presented in thousands.

(2)	Percentages are calculated based on the amount of our equity capital accounts as of the time that each aggregate loan balance existed.

During prior years, we entered into leases with related parties of two of our directors on buildings that we use as branch offices. Van F. Phillips is Vice President and co-owner of Great Meadows, Inc., which has leased us the building that houses our branch office in Marion, North Carolina. The initial lease term is five years, and we have options to renew the lease for up to four successive three-year renewal terms. The terms of the lease call for a $3,500 per month rental payment during the initial term. Rental payments for each renewal term will be adjusted by the aggregate increase in the Consumer Price Index for all Urban Consumers for the immediately preceding lease term.

H. Steve McManus is the owner of McManus Development LLC which leases us the building that houses our Fletcher, North Carolina, branch office. The initial lease term is ten years, and we have options to renew the lease for up to three successive five-year renewal terms. The terms of the lease call for a $3,200 per month rental payment during the first five years of the initial term, with payments during the second five years to be increased by the lesser of 18% or the aggregate increase in the Chained Consumer Price Index for all Urban Consumers during the previous five years. Rental payments during each renewal term will be adjusted by the lesser of 15% or the aggregate increase in the Chained Consumer Price Index for all Urban Consumers for the immediately preceding five years.

In each of the above leases we are responsible for the payment of insurance and property taxes on the building during the term of the lease. Both of these leases were approved by our Board of Directors and are on terms and conditions our Board believes are at least as favorable to us as those we could have obtained in leases from non-affiliated lessors on comparable properties in similar locations.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

Principal Shareholders

We are not aware of anyone who owned, beneficially or of record, 5% or more of our outstanding shares on the Record Date for the Annual Meeting.

Directors and Officers

The following table describes the beneficial ownership of our common stock on the Record Date for the Annual Meeting by our current directors, nominees for election as directors, and certain of our officers, individually, and by all our directors and executive officers as a group.

Name of beneficial owner	Amount and nature of beneficial ownership (1)	Percent of class (2)
B. Lee Beason	62,814	1.25%
William H. Burton	171,106	3.39%
Peggy H. Denny	51,033	1.01%
Mary K. Dopko	14,218	0.28%
Michael D. Foster	95,271	1.89%
Gregory L. Gibson	98,639	1.96%
James C. Kirkpatrick	111,555	2.21%
H. Steve McManus	167,167	3.31%
Van F. Phillips	170,230	3.37%
Vincent K. Rees	99,076	1.97%
Bradley B. Schnyder	106,531	2.11%
Catherine H. Schroeder	163,280	3.23%
John S. Sheiry	67,185	1.33%
J. Michael Smith	68,658	1.36%
All current directors and executive officers as a group (15 people)	1,470,359	25.90%

(1)	Except as otherwise noted, and to the best of our knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all listed shares. Individuals named and included in the group have shared voting and investment power with respect to certain of the listed shares as follows: Mr. Beason - 7,952 shares; Mr. Burton - 30,493 shares; Ms. Denny - 4,707 shares; Ms. Dopko - 195 shares; Mr. Foster - 5,421 shares; Mr. Gibson - 52,631 shares; Mr. McManus - 19,531 shares; Mr. Phillips - 109,678 shares; Mr. Schnyder - 4,305; Ms. Schroader - 21,875 shares; and all persons included in the group - 256,944 shares. The listed shares include the following numbers of shares that could be purchased pursuant to stock options granted under our stock option plans that could be exercised within 60 days following the Record Date and with respect to which shares the individuals named and included in the group may be considered to exercise sole investment power only: Mr. Beason, Ms. Denny, Mr. Gibson, and Mr. Rees - 37,108 shares each; Mr. Burton, Mr. Foster, Mr. Kirkpatrick, Mr. McManus, Mr. Phillips, Mr. Schnyder, Ms. Schroader, and Mr. Sheiry - 55,858 shares each; Ms. Dopko - 13,086 shares; Mr. Smith - 50,237 shares; all individuals included in the group - 680,884 shares. Shares listed for certain of the named individuals have been pledged as security for loans as follows: Mr. Kirkpatrick - 35,227 shares; and Mr. McManus – 98,290 shares.

(2)	Percentages are calculated based on 4,997,027 total outstanding shares plus, in the case of each named individual and the group, the number of additional shares that could be purchased by that individual or by persons included in the group pursuant to stock options that could be exercised within 60 days following the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required by federal law to file reports with the Federal Deposit Insurance Corporation regarding the amounts of and changes in their beneficial ownership of our common stock. Based on our review of copies of those reports, we are required to disclose in our proxy statements failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during previous years. We currently are not aware of any required reports which were not filed, or which were filed late, during 2007.

PROPOSAL 2: APPROVAL OF CHARTER AMENDMENT TO

AUTHORIZE ISSUANCE OF A NEW CLASS OF STOCK

General

A proposal will be submitted to shareholders at the Annual Meeting to approve an amendment (the “Proposed Amendment”) to our Articles of Incorporation (“Charter”) to authorize a new class of capital stock. Section 2 of our Charter currently provides that our authorized capital stock consists of 20,000,000 shares of common stock, all of one class and having a par value of $5.00 per share. The Proposed Amendment would amend Section 2 so that it also authorizes us to issue up to 10,000,000 shares of Class B Stock as an additional class of capital stock. Our Board of Directors would be authorized to issue shares of Class B Stock from time to time, to create separate series of shares within the new class, and to determine the number of shares, designations, terms, relative rights, preferences and limitations of the Class B Stock, or of shares within each series of Class B Stock, at the time of issuance, all by its resolution and without further shareholder approval.

A copy of the Proposed Amendment, which includes the text of Section 2 of our Charter as it is proposed to be amended, is attached as Appendix A to this proxy statement. If the proposal is approved by our shareholders, our Board of Directors would retain the authority to make any and all changes to the Proposed Amendment it deemed necessary to give it effect and cause the North Carolina Secretary of State to accept it for filing.

Effect of the Proposed Amendment

The Proposed Amendment would:

•	Authorize us to issue up to 10,000,000 shares of the new Class B Stock; and

•

As permitted by the North Carolina General Statutes, authorize our Board of Directors to issue shares of the newly authorized Class B Stock from time to time in the future, to create separate series of Class B Stock within the new class, and to determine the number of shares, designations, terms, relative rights, preferences and limitations of the Class B Stock, or of shares within each series of Class B Stock, at the time of issuance, all by its resolution and without any further approval of our shareholders.

If our shareholders approve the Proposed Amendment, then, to establish any series of shares within the new class of Class B Stock, the Board of Directors would approve and file a further amendment to our charter (which it could do without further shareholder approval) that would specify the designation of that series and the number, terms, relative rights, preferences and limitations of shares within that series.

Reasons for the Proposed Amendment

On June             , 2008, our capital ratios were above the level at which banks and bank holding companies are classified as “well capitalized” under the capital adequacy guidelines of Federal Deposit Insurance Corporation (the “FDIC”) for insured banks and of the Federal Reserve Board (the “FRB”) for bank holding companies. However, as we have grown, our capital ratios have decreased, and continued growth will further reduce our ratios. Our Board of Directors believes that, to continue to maintain our capital ratios at desired levels, at some point in the future we probably will need to further increase our capital.

There are various actions we could take to increase our capital. Issuing and selling new shares of common stock is one method of increasing capital. Other methods of increasing capital that bank holding companies frequently use and that currently are available to us include sales of trust preferred securities, or, to a limited extent, the issuance of subordinated debt. However, recent unfavorable conditions in the capital markets generally have made it more difficult for all financial institutions to increase their capital through sales of common stock and trust preferred securities, and the issuance of subordinated debt would not be as effective a method of increasing capital as the issuance of new equity securities. Having the authority to issue and sell Class B Stock, in addition to common stock, debt securities, and trust preferred securities, would give our Board of Directors an additional option and, as discussed below, more flexibility in tailoring the terms of the equity securities we can issue to meet specific market conditions or financing or acquisition opportunities.

If the Proposed Amendment is approved, then, in general, any shares of Class B Stock we issue likely would have certain preferences over, or other special terms that differed from, outstanding shares of our common stock. Among other things, those special terms might include:

•	The right to receive dividends (which may be cumulative or noncumulative) at a stated rate before any dividend could be paid on our common stock;

•	The right to receive a stated distribution upon any liquidation of our Company before any distribution could be made to holders of our common stock;

•	If they are voting shares, special voting rights, including rights to vote as a separate group or class in matters submitted for a vote of our shareholders;

•	Terms providing for the conversion of shares of Class B Stock into shares of our common stock, either automatically or at the option of the holders of the stock, at specified rates; and

•

Terms providing for the redemption of the shares, either at our option or at the option of holders of the shares or both, or upon the happening of a specified event, and, if the shares are redeemable, the redemption prices and the conditions and times upon which redemption may take place.

Substantially all of the proceeds of any such sale of Class B Stock likely would be used to infuse additional capital into the Bank to support its continued growth in earning assets and deposits. Portions of the net proceeds also might be used by us or the Bank for other general corporate purposes, including: financing new branches and/or lending offices, or other capital improvements; acquiring other financial institutions or their assets and related liabilities, including branch offices; creating or acquiring non-bank providers of financial or other services; and continuing to expand and/or upgrade the Bank’s products, systems, and operations.

Issuing any shares of Class B Stock would dilute the relative percentage equity interests of the current holders of our common stock. Our then current shareholders would not have preemptive rights to acquire any additional shares of capital stock we issue, and they would have no right to purchase a proportionate share, or any portion, of any shares of Class B Stock issued.

If the Proposed Amendment is approved by our shareholders at the Annual Meeting, shares of Class B Stock could be issued in the future from time to time, in one or more series, in a variety of types of transactions including, without limitation, public offerings or private sales of shares to increase our capital, or as consideration for acquisitions. The shares issued in each separate transaction could all be of one series, or our Board of Directors could establish a separate series of shares for each separate transaction. Our Board would be authorized to establish different series of Class B Stock from time to time, and to issue shares from those series, without any further shareholder approval. At the time each series is established, the Board would determine the number of shares in that series and the terms, and relative rights, including any preferences or limitations, of shares within that series. The terms and relative rights of shares included in each separate series of Class B Stock could differ materially. The Board would have broad discretion with respect to designating and establishing the number, terms, and relative rights, regarding any preferences, or limitations, of our Class B Stock and of each separate series of Class B Stock. The Proposed Amendment itself, which is included as Appendix A to this Proxy Statement, contains a list of the types of terms and preferences that the Board of Directors would have the authority to determine. You should read the Proposed Amendment carefully before you decide how to vote at the Annual Meeting.

Our Board of Directors believes that we will benefit from the Proposed Amendment by having the flexibility in our capital structure to issue more than one type of capital stock having different terms and relative rights. The Board believes that it is in our best interests to allow the Board the flexibility to tailor the specific terms of each series of Class B Stock issued in the future to meet specific market conditions, or the facts and circumstances of specific financing or acquisition opportunities, without the expense, delay, and uncertainty that would result if a meeting of our shareholders was required to be held to approve each issuance of Class B Stock or the terms of each specific series of Class B Stock. The Proposed Amendment would give our Board of Directors the maximum amount of flexibility in designing and issuing Class B Stock in the future.

Anti-takeover Effects

The purpose of the Proposed Amendment is to provide our Board of Directors with an additional option for increasing our capital, not to establish any barriers to a change of control or acquisition of our company. However, the Board’s authority to issue shares of Class B Stock, to establish one or more series of Class B Stock, and to determine the terms and preferences of each series of Preferred Stock, could be used for that purpose or have that effect. For example, the issuance to a group that is friendly to our management of shares of a series of Class B Stock having group or other special voting rights, or certain other preferential terms, could give that group effective control over the election of our directors and could deter or discourage efforts by another group or company to acquire control of our company, even if our other shareholders favored a change of control. Our Board is not aware of any current proposal or effort to acquire control of our company.

Effectiveness of the Proposed Amendment

If our shareholders approve the Proposed Amendment, we will file Articles of Amendment with the North Carolina Secretary of State as soon as practicable following the Annual Meeting. The Proposed Amendment would become effective at the time those Articles are filed.

Our Board of Directors recommends that you vote “FOR” Proposal 2.

To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

PROPOSAL 3: APPROVAL OF 2008 OMNIBUS EQUITY PLAN

General

At its April 28, 2008, meeting, based on the recommendation of the Corporate Governance Committee, our Board of Directors adopted the 2008 Omnibus Equity Plan, subject to shareholder approval. We are submitting the proposal to approve the Plan for your consideration and vote at the Annual Meeting because doing so is consistent with our historical practices and with principles of good corporate governance. Also, shareholder approval is required for tax-advantaged treatment of incentive stock options granted to employees and for the performance-based compensation exemption from compensation deduction limitations on awards to certain executive officers. (See “Federal Income Tax Consequences –– Tax Consequences of ISOs” and “–– Code Section 162(m)” below).

The goal of the 2008 Omnibus Equity Plan is to promote our long-term financial success and to increase shareholder value. In contrast to our existing stock option plans, which provide solely for stock option awards, the Plan gives us authority to make awards of stock options, stock appreciation rights, restricted stock, and performance share awards. Awards may be made to our employees and to employees of our subsidiaries, including the Bank. Awards of stock options and restricted stock also may be made to directors who are not employees of the company or its subsidiaries. The Plan is designed to enhance our ability to attract and retain the services of employees and directors upon whose judgment, skill, and efforts our success depends. The variety of awards that may be made gives us flexibility to respond to changes in equity compensation practices in the market for banking talent in which we compete.

The Plan contains provisions we believe are consistent with the interests of shareholders and principles of good corporate governance. For example, stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of 1st Financial common stock on the date the award is made. Similarly, the plan prohibits repricing of stock options and stock appreciation rights without shareholder approval. For example, if the fair market value of 1st Financial stock experienced a sustained decline to a price less than the exercise price of a stock option, we could not adjust the exercise price of the option to compensate for loss of the option’s value without shareholder approval.

If shareholders approve the Plan, the total number of our shares of common stock available for grant under the Plan, plus the number of shares that could be acquired by exercising stock options previously granted under the Director Stock Option Plan and the Employee Stock Option Plan will exceed 20% of our outstanding shares of common stock. We recognize that we already have granted options under which the number of shares that could be acquired awill be approximately 19% of our outstanding shares of common stock, and that this already exceeds the average for peer banking organizations in our market, which is closer to the 14% to 15% range. We also recognize that award of stock options, restricted stock, and similar awards are dilutive to existing shareholders. However, we believe the benefits we expect to receive from the Plan will offset this disadvantage to our shareholders.

The Board believes that our management has been underpaid since 2004 and remains underpaid today, particularly if the Bank’s rapid growth in total assets and earnings is taken into account. The Board believes management fulfilled its promise at the bank’s inception to achieve above-average financial results despite below-average compensation, and that it is appropriate now to finalize the non-salary components of executive compensation both to reward management for above-average performance and to create equity incentives that will promote above-average performance in the future. The Plan is an important part of that total compensation package.

We do not expect to continue the practice of granting immediately vested equity awards at an accelerated pace. We expect instead that awards under the Plan, which are as likely to consist of restricted stock awards as they are to consist of stock option grants, will be made at a rate that will not exhaust in the early years of the Plan all shares available for grant and will be made on terms providing for vesting over time. However, the board has not established a fixed annual award limit.

The Bank granted stock options under the existing stock option plans without lengthy time-based vesting requirements and at an accelerated pace in 2005 because 2005 was the last year in which option expense was not required to be recognized by us for stock option grants and vesting. The requirement under SFAS 123(R) that an expense be recognized for stock options became effective in 2006 for the bank. Like many organizations that amended stock options to accelerate vesting to avoid compensation expense for 2006 and thereafter, we took advantage in 2005 of that final opportunity to avoid compensation expense. The circumstances of 2005 were unique and will not recur under existing accounting principles.

Option awards and restricted stock awards under the Plan will require that we recognize compensation expense, recognized in its entirety at grant if the award is not subject to time-based vesting or recognized over time if it is. The Board’s and Compensation Committee’s decisions about Plan awards will therefore take into account the associated accounting expense, and for that reason we expect that awards will be made at a slower rate and with a time-based vesting feature that is consistent with average award rates and award terms of peer group organizations in our market. In addition, we expect that restricted stock awards ordinarily will require payment of no consideration by the award recipient, in contrast to stock option awards, and that as a consequence a restricted stock award for a given number of shares will provide an equivalent financial benefit to a stock option award that represents the right to acquire a significantly larger number of shares. Because we expect a sizeable percentage of Plan awards will consist of restricted stock grants, we expect that the total shares available for Plan awards will be exhausted more slowly under the Plan than under the existing Employee Stock Option Plan, which did not allow restricted stock grants.

The principal features of the Plan are summarized below, but a copy of the Plan is included as Appendix B. We encourage you to read the Plan in its entirety. References in this summary to the Code mean the Internal Revenue Code of 1986, as amended.

Our Board of Directors recommends that you vote “FOR” Proposal 3.

To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Authorized Shares

The Plan authorizes the issuance of 288,292 shares of our common stock. That number amounts to approximately             % of our total outstanding shares, and it includes 250,000 new shares being authorized for issuance (approximately 5% of our outstanding shares), plus 38,292 shares that remain available for stock option grants under the Mountain 1st Bank & Trust Company Employee Stock Option Plan that we assumed in the recent holding company reorganization. If shareholders approve the new Plan, no additional awards will be made under the Employee Stock Option Plan. Previously granted options for an aggregate of [                ] shares are outstanding under that plan and may be exercised in the future. Shares of our common stock issued under the Plan may consist in whole or in part of shares we acquire or of authorized and unissued shares not reserved for any other purpose. If an award made under the Plan is later forfeited, terminated, exchanged, or otherwise settled without the issuance of shares or payment of cash, the shares associated with that award may again become available for future grants.

Awards

Awards to Employees. Awards to employees under the Plan may take the form of:

•	Incentive stock options that qualify for favored tax treatment under Code section 422;

•	Stock options that do not qualify under Code section 422;

•	Stock appreciation rights;

•	Restricted stock; and

•	Performance shares.

Each of those awards is described in more detail below.

Awards to Non-Employee Directors. Non-employee directors are eligible only for awards of non-qualified stock options and restricted stock.

Award Agreements. The terms of each award will be described in an award agreement between us and the person to whom the award is granted. By accepting an award, the person to whom the award is granted agrees to be bound by the terms of the Plan and the award agreement. If there is a conflict between the terms of the Plan and the terms of the associated award agreement, the terms of the Plan will govern.

Plan Administration

A committee of our board of directors called the Plan Committee will administer the plan. The Plan Committee must consist of at least three individuals, each of whom must be:

•	An outside director within the meaning of Code section 162(m), receiving no compensation from us or from a related entity in any capacity other than as a director, except as permitted by the Code;

•	A non-employee director within the meaning of the Securities and Exchange Commission’s Rule 16b-3; and

•	An independent director within the meaning of Nasdaq’s Marketplace Rules, specifically Rule 4200(a)(15).

The Board of Directors has designated its Corporate Governance Committee, which functions as the Board’s Compensation Committee, to serve as the Plan Committee. The Board believes each of the individual members of that committee satisfies these independence requirements. The Plan Committee has final authority to make awards to employees and establish award terms. The amount and terms of equity awards to non-employee directors, however, must be established by the entire board of directors. Accordingly, when the term Plan Committee is used in reference to grants to non-employee directors, the term means the entire board of directors.

The Plan Committee’s authority includes the power to:

•	Construe and interpret the Plan;

•	Adopt, amend, and rescind rules and regulations relating to Plan administration;

•	Determine the types of awards made to employees;

•	Designate the employees to whom awards will be made;

•	Specify the terms and conditions of each award, including the procedures for exercising an award; and

•	Administer any performance-based awards, including determining whether applicable performance objectives have been satisfied.

Under section 14.5 of the Plan, our directors are entitled to indemnification by us for liabilities arising under the Plan.

Award Eligibility

The Plan Committee may make awards to any employee of our company or any of our subsidiaries. We currently have no employees of our own, but there currently are approximately [                ] full-time employees of the Bank who will be eligible for an award, including our and the Bank’s officers. We and the Bank currently have eight non-employee directors who will be eligible for awards. The Plan Committee has the discretion to select participants and determine the type and size of awards; our entire Board functions as the Plan Committee in making decisions about awards to non-employee directors. No awards have been made under the Plan. No discretionary awards to employees or directors are currently determinable.

Award Limits

Of the shares authorized for issuance under the Plan, up to 50,000 may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual participant in a single year may not exceed 15% of the aggregate amount authorized to be issued under the Plan (43,244 shares).

Adjustments

If a corporate transaction such as a stock dividend, stock split, recapitalization, merger, or similar corporate change affects our outstanding shares of common stock, the Plan Committee will make adjustments to prevent dilution or enlargement of benefits provided under the Plan, including adjustment of the number of shares authorized under the Plan, adjustment of award limits, and adjustments of the terms of outstanding awards.

Description of Awards

Options. An option is the right to acquire shares of our common stock during a stated period at a specified exercise price. An option may be an incentive stock option, or “ISO,” qualifying for favored tax treatment under Code section 422. ISOs may be granted to employees only. Any option that is not an ISO is known as a non-qualified stock option, or “NQSO.” An NQSO may be granted to employees or to non-employee directors.

The exercise price of an option is determined by the Plan Committee. However, an option’s exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted. For this purpose fair market value is determined according to the following rules:

•

If our common stock is traded on an exchange or on an automated quotation system giving closing prices, fair market value means the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day; or

•

If our common stock is traded over-the-counter with no reported closing price, fair market value is the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day; or

•

If neither of the above circumstances exists, fair market value is determined by the Plan Committee in good faith and, for ISOs, consistent with Code section 422 and, for NQSOs, consistent with Code section 409A and other applicable tax authority.

Our common stock is currently traded over-the-counter on the OTC Bulletin Board. The closing price of the stock on [                ], 2008 was $[                ].

The Plan Committee will establish the term of each option, but the term of an ISO or an NQSO granted to a non-employee director may not exceed ten years. The Plan Committee may, however, grant an NQSO with a term longer than ten years to an employee. The exercise price of an option must be paid in a form allowed by the Plan Committee, which may allow payment in cash or a cash equivalent, actual or constructive surrender of unrestricted shares of our common stock, or a combination of these payment methods. The Plan Committee also may allow a cashless stock option exercise. A cashless stock option exercise can take a variety of forms, but in essence it allows the participant to exercise the stock option and pay for the shares by having us issue to the participant a net number of shares equal to the difference between the value of the entire option and the exercise price.

The aggregate fair market value of our common stock for which a participant’s ISOs are exercisable for the first time in any calendar year under all of our stock option plans may not exceed $100,000, determined as of the date the option is granted. The exercise price of an ISO granted to any employee who owns stock possessing more than 10% of the voting power of our outstanding stock may not be less than 110% of the fair market value of a share of common stock on the date of grant. The term of an ISO may not exceed five years if the employee owns stock possessing more than 10% of the voting power of our outstanding stock.

Stock Appreciation Rights. A stock appreciation right, or “SAR,” is the right to receive cash equal to the difference between the fair market value of a share of our common stock on the date the SAR is exercised the SAR’s exercise price stated in the award. The exercise price of a SAR may not be less than the fair market value of our common stock on the date the SAR is granted. A SAR ordinarily yields the same value on the date of exercise as a stock option, although SARs ordinarily are more likely to be settled in cash rather than stock and the exercise of a SAR does not require payment by the award recipient. As an alternative to cash settlement of a SAR, the award agreement may permit or require a participant to receive common stock having an aggregate fair market value on the exercise date equal to the amount of cash the participant would have received had the SAR been exercised for cash instead of stock, with any fractional share settled in cash.

In contrast to the typical stock option, the expense of SARs is accounted for using liability accounting if the SAR can be settled in cash. The accounting expense of a typical stock option is fixed at the date of grant by an estimate of the option’s value on that date. The expense associated with a SAR that may be settled in cash will vary with time as the value of the SAR varies, depending on changes in the stock’s value during the life of the SAR.

Restricted Stock. A restricted stock award is an award of common stock subject forfeiture if conditions specified in the award agreement are not satisfied by the end of a specified restriction period. During the restriction period established by the Plan Committee, restricted stock is held in escrow and may not be sold, transferred, or hypothecated. Restricted stock vests when the conditions to vesting stated in the award agreement are satisfied, and at that time the transfer restrictions and risk of forfeiture lapse and the shares are released to the participant. If the vesting conditions are not satisfied, restricted stock is forfeited and the forfeited shares again become available under the Plan for future awards. Unless an award agreement for restricted stock specifies otherwise, a participant who holds restricted stock has the right to receive dividends or other distributions on the shares and the right to vote the shares during the restriction period. But dividends or other distributions payable in the form of stock, such as stock splits, would themselves be considered shares of restricted stock and would be subject to the same restrictions and conditions as the original restricted stock award.

If restricted stock awards are made, they most likely will be made at no cost to the participant. However, the Plan Committee could make an award conditional upon the participant paying a purchase price for the shares of restricted stock, in addition to other conditions it could impose. Although the Plan places no limitations on the conditions that may be imposed on restricted stock awards, we expect the typicall condition imposed would be employment with the Bank for a specified period.

Performance Shares. Performance shares are similar to restricted stock awards in some ways but are differ significantly in others. Like a restricted stock award, a performance share award fully vests if conditions imposed in the award agreement are satisfied by the end of the specified period. Performance awards, however, ordinarily vest if and only if corporate goals or individual performance goals, or both, specified in the award agreement are satisfied by the end of the specified performance period. In contrast, although restricted stock awards could be subject to performance conditions, restricted stock awards ordinarily vest if the award recipient remains employed with the company for a specified time. Also, restricted stock awards tend to be more uniform from one grant to the next and from one award recipient to the next, while the terms of performance share awards tend to vary quite widely. Terms having to do with such things as performance criteria and the duration of the period in which performance is measured need not be uniform and are likely to be influenced by the particular award recipient’s responsibilities, by corporate goals and operating results, and by other factors. Restricted stock may be awarded to non-employee directors, but performance shares may be awarded solely to employees.

Virtually every term of performance share awards can be customized for individual award recipients. Performance criteria specified in awards usually will include a combination of some or all of these factors:

• net earnings or net income (before or after taxes)	• productivity ratios

• earnings per share	• customer satisfaction

• deposit or asset growth	• expense targets

• net operating income	• credit quality

• return on assets and return on equity	• efficiency ratio

• fee income	• market share

• earnings before or after taxes, interest, depreciation and/or amortization	• share price (including but not limited to growth measures and total shareholder return)

• interest spread	• net income after cost of capital

If the Plan Committee makes performance share awards, it will establish the performance criteria, select the participants or class of participants to whom the performance criteria apply, and designate the period over which performance will be measured. Unless the associated award agreement specifies otherwise, a participant may not exercise voting rights over shares subject to a performance award. But shares subject to a performance award generally will be credited with an allocable portion of dividends and other distributions paid on common stock. Dividends and other distributions allocable to unvested performance shares will be held by us as escrow agent during the period in which satisfaction of the performance criteria is determined, without interest crediting or other accruals while held in escrow. If dividends or other distributions are paid in the form of shares of common stock, such as a stock split, those shares would themselves be considered performance shares and would be subject to the same conditions and restrictions as the original performance share award.

The Plan Committee will make appropriate adjustments to performance criteria to account for the impact of a stock dividend or stock split affecting the common stock or a recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or similar corporate change. Unless otherwise provided in the plan or an employee participant’s award agreement, at the end of the period in which satisfaction of the performance criteria is determined, the Plan Committee will certify that the employee has or has not satisfied the performance criteria. The shares will be forfeited if the performance criteria are not satisfied, or issued to the employee participant if the performance criteria are satisfied.

Effect of Termination of Service on Awards

Unless the award agreement provides otherwise, when a participant’s employment or director service terminates the participant forfeits any portion of any award that is not exercisable, and also forfeits any NQSOs, SARs, and ISOs that are exercisable if the participant does not exercise the award before the earlier of the expiration date specified in the award agreement or 90 days after termination occurs. However, all of a participant’s outstanding awards are forfeited if the participant’s employment or director service terminates for “cause” or if in our judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the participant’s employment or director service actually terminates. Defined in section 10.1(b) of the Plan, the term “cause” includes a violation of our or the Bank’s code of ethics. However, shares of restricted stock or performance shares that have been released from escrow and distributed to the participant are not affected by a termination for cause.

Effect of a Change in Control

If a change in control of our company occurs, the Plan Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of participants’ awards. If a change in control occurs, the Plan Committee may, for example:

•	Accelerate the exercisability or vesting of any or all awards, despite any limitations stated in the Plan or in an award agreement; or

•

Cancel any or all outstanding options, SARs, restricted stock, and performance share awards in exchange for the kind and amount of consideration that the holder of the award would have received had the award been converted into our stock before the change in control (less the exercise price of the award); or

•

Convert any or all option, SAR, restricted stock, or performance share awards into the right to receive at exercise or vesting the kind and amount of consideration that the holder of the award would have received had the award been converted into our stock before the change in control (less the exercise price of the award).

The Plan Committee may provide for these results in advance in an award agreement, when a change in control actually occurs, or both. Alternatively, the Plan Committee may require the acquiring company in a change in control to take any of these actions.

Events that would constitute a change in control are defined in section 11.1 of the Plan, but the Plan definition of change of control also includes any definition in another agreement to which a participant may be a party, such as an employment agreement, or the competing definition contained in Code section 409A if that provision of the Federal tax code is deemed to apply to the participant’s award. In general, a change in control means one or more of the following events:

•

A change in the composition of our board of directors, after which the incumbent members of the board on the effective date of the Plan –– including their successors whose election or nomination was approved by those incumbent directors and their successors –– no longer represent a majority of the board; or

•

A person (other than persons such as subsidiaries or benefit plans) becomes a beneficial owner of our securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, excepting business combinations after which our shareholders own more than 50% of the resulting company and excepting stock issuances approved by incumbent directors and their successors; or

•

A merger, consolidation, share exchange, or similar form of business combination requiring approval of our shareholders, excepting business combinations after which our shareholders own more than 50% of the resulting company; or

•	Our shareholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of our assets.

Amendment, Modification and Termination of the Plan

The Plan was adopted by our Board of Directors at its meeting on April 28, 2008, but will not become effective unless it is also approved by shareholders. If approved, the Plan will remain in effect until the tenth anniversary of the date the plan was approved by the Board.

We may terminate, suspend, or amend the plan at any time without shareholder approval, unless shareholder approval is necessary to satisfy applicable requirements of SEC Rule 16b-3, the Code, or any securities exchange, market, or other quotation system on which our securities are listed or traded. But no amendment of the plan may (x) result in the loss of a Plan Committee member’s status as a non-employee director as defined in SEC Rule 16b-3, (y) cause the plan to fail to satisfy the requirements of Rule 16b-3, or (z) adversely affect outstanding awards. However, we may amend the plan as necessary to comply with Code section 409A even if the amendment does adversely affect participants’ rights.

Transfers

Awards generally are not transferable except as specified in the Plan. During a participant’s lifetime, awards are exercisable solely by the participant or the participant’s guardian or legal representative. Plan awards may be transferred by will and by the laws of descent and distribution.

Accounting for Share-Based Payments

In December 2004, the Financial Accounting Standards Board (FASB) published FASB Statement No. 123 (revised): Share Based Payment, or “SFAS 123 (R)”. SFAS 123 (R) requires that compensation cost relating to share-based payment transactions, including grants of stock options, be recognized as an expense in financial statements. For this purpose cost is measured based on the fair value of the equity instrument issued, according to any option-pricing model satisfying the fair value objective of SFAS 123 (R).

U.S. Federal Income Tax Consequences

The following discussion briefly summarizes the U.S. federal income and employment tax consequences relating to the Plan. This summary is based on existing provisions of the Code, final, temporary, and proposed Treasury Regulations under the Code, existing judicial decisions, and current administrative rulings and practice, all of which are subject to change, including possible retroactive change. Included for general informational purposes only, this summary is not a complete description of the applicable U.S. federal income or employment tax laws and it does not address state or local tax consequences and other tax consequences.

Generally, we will withhold from distributions under the plan the amount of cash or shares we determine is necessary to satisfy applicable tax withholding obligations. Alternatively, we may require participants to pay to us the amount necessary to satisfy applicable tax withholding obligations.

Tax Consequences of ISOs. ISOs qualify for special treatment under Code section 422. A participant recognizes no income when an ISO is granted or exercised and we are entitled to no compensation deduction at either of those times. Also, ISOs are not subject to employment taxes. If a participant acquires our common stock by exercising an ISO and continues to hold that stock for one year or, if longer, until the second anniversary of the grant date, the amount the participant receives when he or she finally disposes of the stock –– minus the exercise price –– is taxed at long-term capital gain or loss rates. Disposal after this period is referred to as a “qualifying disposition.” We are entitled to no deduction for a qualifying disposition.

If a participant disposes of the common stock within one year after exercising the ISO or within two years after the grant date, this is referred to as a disqualifying disposition. When a disqualifying disposition occurs, the participant recognizes ordinary income equal to the excess of (x) the fair market value of the stock on the date the ISO is exercised, or the amount received on the disposition if less, over (y) the exercise price. We are entitled to a deduction equal to the income that the participant recognizes on the disqualifying disposition. The participant’s additional gain is taxed at long-term or short-term capital gain rates, depending on whether the participant held the common stock for more than one year.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. When an ISO is exercised a participant must treat the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price as a tax preference item for purposes of the alternative minimum tax. The rules affecting the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has tax preference items other than those derived from ISOs.

Tax Consequences of NQSOs. NQSOs are not entitled to the special tax treatment granted to ISOs. Nevertheless, a participant recognizes no income when an NQSO is granted and we are entitled to no compensation deduction at that time. Unlike an ISO, when an NQSO is exercised the participant recognizes ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the exercise price. Also unlike an ISO, this same amount is subject to employment taxes, including social security and Medicare taxes. If a participant uses common stock or a combination of common stock and cash to pay the exercise price of an NQSO, he or she will have ordinary income equal to the value of the excess of the number of shares of common stock that the participant purchases over the number he or she surrenders, less any cash the participant uses to pay the exercise price. This same amount is subject to employment taxes, including social security and Medicare taxes. When an NQSO is exercised, we are entitled to a deduction equal to the ordinary income that the participant recognizes.

A participant’s cost, also known as “basis,” for shares acquired by exercising an NQSO generally is the fair market value of the stock on the date the NQSO is exercised, recognizing that the participant is taxed at ordinary income rates at that time. And when the participant finally disposes of stock acquired by exercising an NQSO, the participant will have a long-term capital gain or loss or a short-term capital gain or loss, depending on whether the participant held the stock after option exercise for more than one year and whether the sale price exceeds the participant’s cost basis.

Tax Consequences of SARs. A participant recognizes no income when an SAR is granted, and we are entitled to no compensation deduction at that time. But when an SAR is exercised, the participant recognizes ordinary income equal to the cash received upon exercise, or the fair market value of the stock received at exercise if the SAR is settled with stock. We are entitled to a compensation deduction equal to the ordinary income the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. If the SAR is settled with stock, the participant will have a long-term or short-term capital gain or loss when he or she finally disposes of the stock, depending on whether the participant held the stock for more than one year after the SAR was exercised and depending of course on the price at which the stock is sold.

Tax Consequences of Restricted Stock. Unless a participant makes an election under Code section 83(b) to recognize taxable income, a participant generally does not recognize taxable income when restricted stock is granted, and we are not entitled to a compensation deduction at that time. Instead, a participant usually recognizes ordinary income when the shares of restricted stock vest, meaning when the shares are no longer subject to a substantial risk of forfeiture. The income recognized at that time is equal to the fair market value of the stock the participant receives when the restrictions lapse, less any consideration paid for the restricted stock. We generally are entitled to a deduction equal to the income that the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. When a participant finally disposes of restricted stock that has become vested, the participant will have a long-term or short-term capital gain or loss, depending on whether the participant held the shares for more than one year after the restricted stock vested and depending on the sale price.

If a participant does make an election under Code section 83(b), the participant recognizes ordinary income on the grant date equal to the fair market value of the shares of restricted stock on the grant date, and we are entitled to a deduction equal to the income that the participant recognizes at that time. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. However, the participant recognizes no income when the restrictions finally lapse. If a participant becomes vested in the shares, any appreciation between the grant date and the date the participant disposes of the shares is treated as a long-term or short-term capital gain or loss, depending on whether he or she held the shares for more than one year after the grant date and depending on the sale price. A participant cannot take a tax deduction for any forfeiture.

Tax Consequences of Performance Shares. A participant recognizes no taxable income when he or she receives a performance share award, and we are entitled to no compensation deduction at that time. However, when a participant satisfies the conditions imposed on the award he or she must recognize ordinary income equal to the cash or the fair market value of the common stock he or she receives, and we.generally are entitled to a compensation deduction equal to the income that the participant recognizes Also, the same amount is subject to employment taxes, including social security and Medicare taxes. The participant will thereafter have a long-term or short-term capital gain or loss when he or she finally disposes of the common stock acquired in settlement of the performance share award, depending on whether the participant held the shares for more than one year after they were issued and depending of course on the price at which the shares are sold.

Code Section 162(m). Code section 162(m) imposes an annual $1,000,000 limit on the tax deduction allowable for compensation paid to the chief executive officer and to the three other highest-paid executives –– other than the Chief Financial Officer –– of a company whose equity securities are required to be registered under section 12 of the Securities Exchange Act of 1934, with an exception for “performance-based” compensation. To qualify as performance-based compensation, awards must be made by a committee consisting solely of two or more outside directors, must be disclosed to and approved in advance by the company’s shareholders after disclosure of the material terms of the performance-based compensation, and subject to certification by the committee on satisfaction of performance standards. For grants other than options and SARs to qualify as performance-based compensation, the granting, issuance, vesting, or retention of the grant must be contingent upon satisfying one or more performance criteria. Stock options and SARs may be treated as performance-based compensation if the exercise price is at least equal to the fair market value of the stock on the grant date and if the plan states the maximum number of shares acquirable under options or SARs granted to any one individual in any single year. We expect that stock options as well as awards with a performance component generally will satisfy the requirements for performance-based compensation under section 162(m), but the Plan Committee will have authority to grant awards, including restricted stock awards, that are not performance-based.

Performance share awards may be made in a manner that qualifies as performance-based compensation under Code section 162(m) in the case of awards to our Chief Executive Officer and to the three most highly compensated executives other than the Chief Financial Officer. To ensure compliance with section 162(m), (x) the applicable performance criteria for performance-based compensation such as performance share awards must be established in the associated award agreement as soon as administratively practicable, but no later than the earlier of 90 days after the beginning of the applicable performance period and the expiration of 25% of the applicable performance period, and (y) vesting must be contingent on satisfaction of the performance criteria outlined in this proxy statement’s discussion of performance share awards. The Plan Committee may make appropriate adjustments to performance criteria to reflect a substantive change in an employee’s job description or assigned duties and responsibilities.

Vesting of performance share awards made to other employees need not comply with the requirements of Code section 162(m), but nevertheless we expect that performance share awards to those other employees will be based on similar performance criteria.

Code Sections 280G and 4999. Code sections 280G and 4999 impose penalties on persons who pay and persons who receive excess “parachute payments.” A parachute payment is the value of any amount that is paid to company officers on account of a change in control. If total parachute payments from all sources, including but not limited to stock-based compensation plans, equal or exceed three times an officer’s “base amount,” meaning his or her five-year average taxable compensation, then the amount of the parachute payments exceeding one times the base amount constitutes an excess parachute payment. Because of Code section 4999 the officer must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change-in-control payments. Moreover, because of section 280G the company paying the compensation is unable to deduct the excess parachute payment, and the $1,000,000 limit on deductible compensation under Code section 162(m) is reduced by the amount of the excess parachute payment.

Benefits to which participants are entitled under the Plan and associated award agreements could constitute parachute payments under sections 280G and 4999 if a change in control occurs. If this happens, the value of each participant’s parachute payment arising under the Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with us or a subsidiary, such as an employment agreement or a severance agreement.

Code Section 409A. Code section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004. Section 409A creates new rules for amounts deferred under “nonqualified deferred compensation plans.” Section 409A’s broad definition of nonqualified deferred compensation plans may apply to various types of awards granted under the Plan. The proceeds of any grant that is governed by section 409A are subject to a 20% excise tax if those proceeds are distributed before the recipient separates from service or before the occurrence of other specified events such as death, disability, or a change of control, all as defined in section 409A. The Plan Committee intends to administer the plan to avoid or minimize the impact of section 409A, which is borne principally by the employee rather than the employer. If necessary, the Plan Committee will amend the Plan to comply with section 409A. By accepting an award, a participant agrees that the Plan Committee (including our board of directors when dealing with awards to directors) may amend the plan and the award agreement without any additional consideration if necessary to avoid penalties arising under section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the plan, the award agreement, or both before the amendment.

ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE PRECEDING SUMMARY IS NOT

INTENDED OR WRITTEN BY THE PREPARER OF SUCH ADVICE TO BE USED, AND IT

CANNOT BE USED BY THE RECIPIENT, FOR THE PURPOSE OF AVOIDING PENALTIES THAT

MAY BE IMPOSED ON THE RECIPIENT. THIS DISCLOSURE IS INTENDED TO SATISFY U.S.

TREASURY DEPARTMENT REGULATIONS.

Shares Currently Authorized for Issuance Under Our Existing Stock Option Plans. The following table summarizes all compensation plans and individual compensation arrangements in effect on December 31, 2007, under which shares of common stock have been authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION (1)

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (2)	928,777	$8.86	40,605
Equity compensation plans not approved by security holders	—	—	—

Total	928,777	$8.86	40,605

(1)	As adjusted for all stock splits.

(2)	The Employee Stock Option Plan and the Director Stock Option Plan of Mountain 1st Bank & Trust Company, which were assumed by us in the holding company reorganization

PROPOSAL 4: APPROVAL OF 2008 EMPLOYEE STOCK PURCHASE PLAN

General

At its April 28, 2008, meeting, based on the recommendation of the Corporate Governance Committee, our board of directors adopted the 2008 Employee Stock Purchase Plan, which we refer to in this proxy statement as the ESPP. The ESPP will enable eligible employees to acquire our common stock at a 5% discount, which we believe will promote employee ownership of our stock and employees’ personal financial commitment to our success. We intend that the ESPP qualify as an employee stock purchase plan under Internal Revenue Code section 423, but the ESPP cannot qualify unless it is approved by our shareholders. Additional information about the tax treatment under Internal Revenue Code section 423 of the right to acquire shares under the ESPP is contained in this discussion under the subheading “U.S. Federal Income Tax Consequences.” The principal features of the Plan are summarized below, but a copy of the Plan is included as Appendix C. We encourage you to read the Plan in its entirety. References in this summary to the Code mean the Internal Revenue Code of 1986, as amended.

The ESPP makes a maximum of 100,000 shares of our common stock available for sale to employees, but the number of available shares may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications, or substitutions. Shares of our common stock issued under the ESPP may consist in whole or in part of shares we purchase or of authorized and unissued shares not reserved for any other purpose.

All full-time employees who are considered employees for federal tax withholding purposes and who have been employees for three months or more are eligible to participate in the ESPP. Employee participation is entirely voluntary. Nno employee is permitted to participate in the ESPP, however, if the employee would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock immediately after purchase of shares under the ESPP. Additionally, no employee is permitted to purchase more than $25,000 worth of our stock through all employee stock purchase plans in any calendar year. Because employee participation in the ESPP is entirely voluntary, the benefits or amounts to be received by officers or employees cannot be determined at this time. As of             , 2008, there were             employees eligible to participate in the ESPP.

The ESPP allows participating employees to purchase our common stock only through regular payroll deductions. Employees may not make additional cash contributions to purchase shares. Funds applied to purchase shares will consist entirely of money set aside by employees through payroll deductions from regular base pay, and not from bonuses or other forms of cash or non-cash compensation. Participating employees will choose the percentage of their pay to be deducted, up to a maximum of 15%. Payroll deductions will be accumulated over consecutive six-month periods, with each six-month period being referred to as an “Offering Period.” The six-month Offering Periods will begin on the first trading on or after January 1 of each year (ending on the final trading day in the period ending June 30) and the first trading day on or after July 1 of each year (ending on the final trading day in the period ending December 31).

On the last trading day of each six-month Offering Period, the participating employees’ accumulated payroll deductions will be automatically applied to the purchase of whole shares of our common stock. Fractional shares will not be issued. The purchase price per share will be 95% of the fair market value of a share of our common stock on the purchase date. For this purpose, fair market value is determined according to the following rules:

•

If our common stock is traded on an exchange or on an automated quotation system giving closing prices, fair market value means the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day; or

•

If our common stock is traded over-the-counter with no reported closing price, fair market value is the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day; or

•	If neither of the above circumstances exists, fair market value is determined in good faith by the board committee that administers the ESPP.

Our common stock is currently traded over-the-counter on the OTC Bulletin Board. The closing price of the stock on                             , 2008 was $                        .

Our board may terminate the ESPP at any time. The ESPP will terminate in any case after ten years. If at any time the shares of common stock reserved for the ESPP are available for purchase but not in sufficient number to satisfy all purchase requirements, the available shares will be apportioned among the participants in proportion to their accumulated deductions and the ESPP will terminate. The board may amend the ESPP after adoption, but subject to shareholder approval if shareholder approval of the amendment is required by Code section 423.

As noted in the discussion of Proposal 4, the number of shares that could be acquired by exercise of options already granted and options remaining available for grant under existing stock option plans is approximately 19% of our outstanding stock, a percentage that will increase if the 2008 Omnibus Equity Plan is approved by shareholders. We believe that the ESPP is not fundamentally a compensatory plan that it is not dilutive to shareholders, but that it will promote our success in much the same way that a compensatory plan might. We designed the ESPP as a non-compensatory plan under applicable accounting standards with the goal of avoiding financial statement compensation expense for share purchases under the ESPP. To achieve that result we incorporated two significant features into the ESPP that are at variance from what we believe to be the typical employee stock purchase plan: (x) we limited the purchase price discount to 5%, even though the ESPP could qualify for favored tax treatment under Internal Revenue Code section 423 with a discount of as much as 15%, and (y) we provided in the ESPP that the discount is 5% of the fair market value at the time of purchase, not 5% of the fair market value at the beginning of each six-month Offering Period, even though the ESPP could qualify for favored tax treatment under section 423 if the discount were a percentage of the lower of those two fair market value figures (with fair market value at the beginning of the six-month Offering Period more likely to be the lower of the two figures).

Accounting principles allow us to avoid compensation expense if we first eliminate the compensatory aspect of the plan. The 5% discount is economically indistinguishable from, and may actually be less, than an underwriting discount we would pay to an investment banking firm managing a public offering of our shares. The ESPP reserves only 100,000 shares for sale to employees, which we believe is a modest number, and of course those shares will not be sold all at once as they would be in a true public offering of our stock. We therefore believe the ESPP is less dilutive than a public offering of our stock would be, that the ESPP will yield additional equity capital for us and the Bank as a public offering would, and that sales of the ESPP shares will be confined to persons –– our employees –– who have not only a personal financial interest in our success but more importantly the unique ability to help us achieve that result.

For all these reasons, we believe the ESPP is in the best interests of our company and its shareholders.

Accounting for Share-Based Payments

In December 2004, the Financial Accounting Standards Board (FASB) published FASB Statement No. 123 (revised): Share Based Payment, or “SFAS 123 (R).” SFAS 123 (R) requires that the compensation cost relating to share-based payment transactions, including grants of stock options, be recognized as an expense in financial statements. For this purpose, cost is measured based on the fair value of the equity instrument issued, according to any option-pricing model satisfying the fair value objective of SFAS 123 (R). However, compensation does not have to be recognized for share-based plans that, according to standards contained in SFAS 123(R), are not considered compensatory. We intend that the ESPP be considered non-compensatory so that we will not be required to recognize compensation expense for share purchases under the ESPP.

To be considered non-compensatory, the ESPP must satisfy the SFAS 123(R) criteria for non-compensatory arrangements, including these: (x) substantially all full-time employees must be eligible to participate on the same terms, although limited qualifications such as a minimum number of months of service may be imposed; (y) the purchase discount for purchase of shares relative to the fair market value of the shares generally may not exceed 5%,;and (z) although Code section 423 would allow the purchase discount to be the lesser of 5% of the shares’ fair market value at the beginning of each six-month Offering Period or at the end of each six-month Offering Period, to be considered non-compensatory the purchase discount must be measured at the time of purchase, meaning the end of the Offering Period only. So that the ESPP is considered non-compensatory, we have limited the price discount to 5% and we have provided in the ESPP that the discount will be measured relative to fair market value on the purchase date, the final trading day of each six-month Offering Period. We believe that the ESPP and purchases of shares under the ESPP will be considered non-compensatory and that compensation expense will therefore not have to be recognized for the ESPP.

U.S. Federal Income Tax Consequences

The following discussion briefly summarizes the U.S. federal income tax consequences relating to the ESPP. This summary is based on existing provisions of the Code, final, temporary, and proposed Treasury Regulations promulgated under the Code, existing judicial decisions, and current administrative rulings and practice, all of which are subject to change, possibly retroactively. This summary is included for general informational purposes only, and is not a complete description of the applicable U.S. federal income tax laws and does not address state or local tax consequences and other tax consequences.

If the requirements of Code section 423 for employee stock purchase plans are satisfied, a participating employee will not realize taxable income for his or her purchase of shares under the ESPP. The applicable requirements of section 423 include:

•	Participant limitation to employees ;

•	Shareholder approval within 12 months after the date the plan is adopted by our Board;

•	Exclusion of any person who owns 5% or more of our shares;

•

Eligibility of substantially all our employees, although highly compensated employees, part-time employees, and employees who do not satisfy limited qualifications such as a minimum period of service may be excluded;Equal treatment of all participating employees under the terms of the ESPP;

•

Limitation of purchase price discount to the lesser of (x) 15% of the shares’ fair market value at the beginning of each stock offering period, or (y) 15% of the shares’ fair market value at the end of each stock offering period;

•	Limitation of duration of each Offering Period to five years;

•	Non-transferabilty of participant employees’ rights to purchase our shares; and

•	Limitation on each participant employee’s purchase in any calendar year under all employee stock purchase plans to a value not exceeding $25,000, valued at the beginning of the offering period.

We believe the ESPP satisfies all of these requirements so that the ESPP will qualify as an employee stock purchase plan for purposes of Code section 423.

Although a participating employee will not realize taxable income when he or she purchases shares at a discount, the employee’s disposition of shares thereafter will be a taxable event, whether the disposition is a sale or gift. If the participating employee makes a qualifying disposition of the shares, meaning a disposition that does not occur until the later of (x) two years after the beginning of the six-month Offering Period in which the shares were acquired, and (y) one year from the date on which the shares were acquired, when the employee finally sells the shares, the employee will recognize as ordinary income an amount equal to the lesser of:

(a)	The excess of the fair market value of the shares of Common Stock on the date of disposition over the amount the employee paid for the shares; or

(b)	The excess of the fair market value of the shares at the beginning of the Offering Period in which the shares were acquired over the price paid for the shares.

The employee also will recognize a long-term capital gain or loss in an amount equal to the difference between (x) the amount realized upon the sale of the Common Stock and (y) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income under (a) or (b) above.

If the employee instead makes a disqualifying disposition of shares of Common Stock, meaning a disposition that occurs before the later of (x) two years after the beginning of the six-month Offering Period in which the shares were acquired and (y) one year from the date on which the shares were acquired, upon disposition the employee will recognize as ordinary income an amount equal to the excess of the fair market value of the shares of Common Stock on the date the employee purchased them over the amount the employee paid for the shares. The employee also will recognize a capital gain or loss in an amount equal to the difference between (x) the amount realized upon the sale of the shares of Common Stock and (y) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income. If the employee holds the shares for more than one year, this gain or loss will be a long-term capital gain or loss.

Generally, we will not be entitled to a deduction for federal income tax purposes when shares of Common Stock are purchased under the ESPP. If the employee makes a disqualifying disposition of stock, however, we will be entitled to a deduction in an amount equal to the amount that the employee must recognize as ordinary income on his or her tax return. For qualifying dispositions we will not be entitled to any deduction whatsoever, even though an employee might recognize ordinary income as the result of a qualifying disposition.

ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE PRECEDING SUMMARY IS NOT

INTENDED OR WRITTEN BY THE PREPARER OF SUCH ADVICE TO BE USED, AND IT

CANNOT BE USED BY THE RECIPIENT, FOR THE PURPOSE OF AVOIDING PENALTIES THAT

MAY BE IMPOSED ON THE RECIPIENT. THIS DISCLOSURE IS INTENDED TO SATISFY U.S.

TREASURY DEPARTMENT REGULATIONS.

Our Board of Directors recommends that you vote “FOR” Proposal 4.

To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

PROPOSAL 5: RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

Our Audit Committee has selected Elliott Davis PLLC to serve as our independent accountants for 2008. The Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants each year and to approve the compensation and terms of the engagement our accountants, and our shareholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal to ratify the appointment of Elliott Davis PLLC for 2008 for voting by shareholders at the Annual Meeting as a matter of good corporate practice and as a way for shareholders to be heard in the selection process. Representatives of Elliott Davis PLLC are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so. If our shareholders do not ratify the Audit Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of Elliott Davis PLLC. Even if our shareholders vote to ratify the Committee’s selection, during the year the Committee could choose to appoint different independent accountants at any time if it determines that a change would be in our best interests.

Our Board of Directors recommends that you vote “FOR” Proposal 5.

To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the proposal must exceed the number of votes cast against it.

Services and Fees During 2007 and 2006

Under its current procedures, our Audit Committee specifically pre-approves all audit services and other services provided by our independent accountants. In the future, in connection with its approval of services the Committee may authorize its Chairman to approve non-audit services that we propose to obtain from time to time during the year from our accountants. The Chairman would report his approval of any services to the full Committee at its next regularly scheduled meeting.

As our independent accountants for 2007, Elliott Davis PLLC provided us with various audit and other professional services for which we were billed, or expect to be billed, for fees as further described below. Our Audit Committee considers whether the provision of non-audit services by our independent accounting firm is compatible with maintaining its independence. The Committee believes that the provision of non-audit services by Elliott Davis PLLC during 2006 did not affect its independence.

The following table lists the aggregate amounts of fees paid to Elliott Davis PLLC for audit services for 2006 and 2005 and for other services they provided during 2006 and 2005.

Type of Fees and Description of Services	2007	2006
Audit Fees, including audits of our financial statements and reviews of our interim financial statements	$119,000	$149,588
Audit-Related Fees	-0-	-0-
Tax Fees	-0-	-0-
All Other Fees, including for 2006, consultation regarding compliance with Section 404 of the Sarbanes-Oxley Act	-0-	4,860

PROPOSALS FOR 2009 ANNUAL MEETING

Any proposal of a shareholder other than a nomination for election as a director that is intended to be presented for action at the 2009 Annual Meeting must be received by our Corporate Secretary in writing at our address listed below no later than                          , 2009, to be considered timely received for inclusion in the proxy statement and proxy card that we will distribute in connection with that meeting. Written proposals should be sent to the same address as is listed below for communications with our board. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value, whichever is less, of shares of our common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

Written notice of a shareholder proposal (other than a nomination) intended to be presented at our 2008 Annual Meeting, but which is not intended to be included in our proxy statement and form of appointment of proxy, must be received by our Corporate Secretary (at the address listed below) no later than                          , 2009, in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by shareholders at that meeting.

Under our Bylaws, at a meeting of our shareholders at which directors will be elected, nominations for election to our Board of Directors may be made by our board or by a shareholder of record who is entitled to vote at the meeting if written notice of the shareholder’s nomination has been delivered to our Corporate Secretary at our principal office not later than the close of business on the tenth business day following the date on which notice of the meeting is first given to shareholders.

The required notice of a nomination must include: (1) the names and addresses of the shareholder who intends to make the nomination and of the person to be nominated; (2) a representation that the shareholder is a holder of record of shares of our common stock entitled to vote at the meeting and that he or she intends to appear in person or by proxy at the meeting to nominate the person named in the notice; (3) a description of all arrangements or understandings between the shareholder and the nominee and any other persons (naming those persons) pursuant to which the nomination is to be made by the shareholder; (4) a representation that each nominee satisfies all qualifications provided by our Bylaws or by applicable statute or regulation to serve as a director, and (5) the written consent of the nominee to serve as a director if elected. The shareholder also shall provide such other information regarding each nominee proposed as we shall reasonably request and which can be obtained by the shareholder, including information of a type that would be required to be included in a proxy statement filed pursuant to the proxy rules under the Securities Exchange Act of 1934 if the nominee had been nominated by the Board of Directors. Only persons who are nominated in the manner described in our Bylaws are eligible to be elected as directors at meetings of our shareholders, and the Chairman of a meeting of our shareholders may refuse to acknowledge a nomination that is not made in compliance with the procedures set out in our Bylaws.

The notices described above should be mailed to:

1st Financial Services Corporation

Attention: Corporate Secretary

101 Jack Street

Hendersonville, North Carolina 28792

ANNUAL REPORT ON FORM 10-K

We are subject to the reporting requirements of the Securities Exchange Act of 1934 and we file reports and other information, about our company with the Securities and Exchange Commission including proxy statements, annual reports and quarterly reports. You may review information that we file electronically with the SEC on the SEC’s Internet website at www.sec.gov.

A copy of the Bank’s 2007 Annual Report on Form 10-K/A, as filed with the Federal Deposit Insurance Corporation, accompanies this proxy statement. We became the Bank’s parent holding company this year in a holding company reorganization, and did not file an annual report on Form 10-K in 2007 because we were not then subject to the reporting requirements of the Securities Exchange Act of 1934.

APPENDIX A

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

The corporation’s Articles of Incorporation hereby are amended by deleting current Article 2 thereof in its entirety and adding a new Article 2 thereof as follows:

“2. The aggregate number of shares which the corporation shall have the authority to issue is 30,000,000 shares divided into two classes. The designation, par value and number of shares of each class are as follows:

Class	Par Value	Number of Shares
Common Stock	$5.00	20,000,000
Class B Stock	No Par	10,000,000
Total Shares		30,000,000

The corporation’s Board of Directors shall be authorized to issue shares of Class B Stock from time to time, to create series thereof, and to determine the designations, terms, and relative rights, and any preferences or limitations of the Class B Stock, or of shares within each series of Class B Stock, at the time of issuance, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine:

(a)	the designation of each series and the number of shares to constitute each series (which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors);

(b)	the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preference or relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of capital stock, including Class B Stock; whether such dividends shall be cumulative or non-cumulative; and whether the Class B Stock will be participating or nonparticipating with other shares with respect to dividends;

(c)	whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or of another corporation;

(d)	the terms and amount of any sinking, retirement, or purchase fund;

(e)	with respect to each series, the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(f)	the voting rights, if any (other than any voting rights that the Class B Stock may have as a matter of law);

(g)	any restrictions on the issuance or reissuance of additional Class B Stock;

(h)	with respect to each series, the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, including any preferences over the common stock or any other class or classes or any other series of capital stock, including Class B Stock, and whether the Class B Stock will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets;

(i)	any limitations or restrictions on transfer; and

(j)	with respect to each series, such other special rights and privileges, if any, for the benefit of the holders of, or other terms or limitations with respect to, the shares within that series as shall not be inconsistent with the provisions of the corporation’s Articles of Incorporation, as amended, or applicable law.

All shares of Class B Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. The number, designations, terms, relative rights, preferences, and limitations of shares within any one series may differ from those of shares within any other series. All shares of Class B Stock redeemed, purchased or otherwise acquired by the corporation (including shares surrendered for conversion) shall be canceled and thereupon restored to the status of authorized but unissued shares of Class B Stock undesignated as to series.”

A-2

APPENDIX B

2008 OMNIBUS EQUITY PLAN

1ST FINANCIAL SERVICES CORPORATION

ARTICLE 1

PURPOSE AND EFFECTIVE DATE

1.1 Purpose. The purpose of this 2008 Omnibus Equity Plan of 1st Financial Services Corporation is to promote the long-term financial success of 1st Financial Services Corporation, increasing stockholder value by providing employees and directors the opportunity to acquire an ownership interest in 1st Financial Services Corporation and enabling 1st Financial Services Corporation and its related entities to attract and retain the services of the employees and directors upon whom the successful conduct of 1st Financial Services Corporation’s business depends.

1.2 Effective Date. This Plan shall be effective when it is adopted by 1st Financial Services Corporation’s board of directors and approved thereafter by the affirmative vote of 1st Financial Services Corporation stockholders in accordance with applicable rules and procedures, including those in Internal Revenue Code section 422 and Treasury Regulation section 1.422-3. Any award granted under this Plan before stockholder approval shall be null and void if stockholders do not approve the Plan within 12 months after the Plan’s adoption by 1st Financial Services Corporation’s board of directors. Subject to Article 12, the Plan shall continue until the tenth anniversary of the date it is approved by 1st Financial Services Corporation’s board of directors.

ARTICLE 2

DEFINITIONS

When used in this Plan, the following words, terms, and phrases have the meanings given in this Article 2 unless another meaning is expressly provided elsewhere in this document or is clearly required by the context. When applying these definitions and any other word, term, or phrase used in this Plan, the form of any word, term, or phrase shall include any and all of its other forms.

2.1 Award means a grant of (a) the right under Article 6 to purchase 1st Financial Services Corporation common stock at a stated price during a specified period of time (an “Option”), which Option may be (x) an Incentive Stock Option that on the date of the Award is identified as an Incentive Stock Option, satisfies the conditions imposed under Internal Revenue Code section 422, and is not later modified in a manner inconsistent with Internal Revenue Code section 422 or (y) a Nonqualified Stock Option, meaning any Option that is not an Incentive Stock Option, or (b) Restricted Stock, meaning a share of 1st Financial Services Corporation common stock granted to a Participant contingent upon satisfaction of conditions described in Article 7, or (c) Performance Shares, meaning shares of 1st Financial Services Corporation common stock granted to a Participant contingent upon satisfaction of conditions described in Article 8, or (d) a Stock Appreciation Right or “SAR,” meaning an Award granted under Article 9 and consisting of the potential appreciation of the shares of 1st Financial Services Corporation common stock underlying the Award.

2.2 Award Agreement means the written or electronic agreement between 1st Financial Services Corporation and each Participant containing the terms and conditions of an Award and the manner in which it will or may be settled if earned. If there is a conflict between the terms of this Plan and the terms of the Award Agreement, the terms of this Plan shall govern.

2.3 Covered Officer means those Employees whose compensation is or likely will be subject to limited deductibility under Internal Revenue Code section 162(m) as of the last day of any calendar year.

2.4 Director means a person who, on the date an Award is made to him or to her, is not an Employee but who is a member of 1st Financial Services Corporation’s board of directors, a member of the board of directors of a Related Entity, or a member of the governing body of any unincorporated Related Entity. For purposes of applying this definition a Director’s status shall be determined as of the date an Award is made to him or to her.

2.5 Employee means any person who, on any applicable date, is a common law employee of 1st Financial Services Corporation or a Related Entity. A worker who is not classified as a common law employee but who is subsequently reclassified as a common law employee for any reason and on any basis shall be treated as a common law employee solely from the date reclassification occurs. Reclassification shall not be applied retroactively for any purpose of this Plan.

2.6 Exercise Price means the amount, if any, a Participant must pay to exercise an Award.

2.7 Fair Market Value means the value of one share of 1st Financial Services Corporation common stock, determined according to the following rules: (x) if 1st Financial Services Corporation common stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if 1st Financial Services Corporation common stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z) if neither clause (x) nor clause (y) applies, the fair market value as determined by the Plan Committee in good faith and, for Incentive Stock Options, consistent with the rules prescribed under Internal Revenue Code section 422.

2.8 Internal Revenue Code means the Internal Revenue Code of 1986, as amended or superseded after the date this Plan becomes effective under section 1.2, and any applicable rulings or regulations issued under the Internal Revenue Code of 1986.

2.9 Participant means an Employee or Director to whom an Award is granted, for as long as the Award remains outstanding.

2.10 Plan means this 2008 Omnibus Equity Plan of 1st Financial Services Corporation, as amended from time to time.

2.11 Plan Committee means a committee of 1st Financial Services Corporation’s board of directors consisting entirely of individuals (a) who are outside directors as defined in Treasury Regulation section 1.162-27(e)(3)(i), (b) who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (c) who do not receive remuneration from 1st Financial Services Corporation or any Related Entity in any capacity other than as a director, except as permitted under Treasury Regulation section 1.162-27(e)(3), and (d) who are independent directors within the meaning of The Nasdaq Stock Market, Inc.’s rules. The Plan Committee shall consist of at least three individuals.

2.12 Plan Year means 1st Financial Services Corporation’s fiscal year.

2.13 Related Entity means an entity that is or becomes related to 1st Financial Services Corporation through common ownership, as determined under Internal Revenue Code section 414(b) or (c) but modified as permitted under Treasury Regulation section 1.409A-1(b)(5)(iii)(E) and any successor to those regulations.

2.14 1st Financial Services Corporation means 1st Financial Services Corporation, a North Carolina corporation. Except for purposes of determining whether a Change in Control has occurred (according to Article 11), the term 1st Financial Services Corporation also means any corporation or entity that is a successor to 1st Financial Services Corporation or substantially all of its assets and that assumes the obligations of 1st Financial Services Corporation under this Plan by operation of law or otherwise.

ARTICLE 3

PARTICIPATION

3.1 Awards to Employees. Consistent with the terms of the Plan and subject to section 3.3, the Plan Committee alone shall decide which Employees will be granted Awards, shall specify the types of Awards granted to Employees, and shall determine the terms upon which Awards are granted and may be earned. The Plan Committee may establish different terms and conditions for each type of Award granted to an Employee and for each Employee receiving the same type of Award, regardless of whether the Awards are granted at the same or different times. The Plan Committee shall have exclusive authority to determine whether an Award qualifies or is intended to qualify for the exemption from the deduction limitations of Internal Revenue Code section 162(m) for performance-based compensation.

3.2 Awards to Directors. Consistent with the terms of the Plan and subject to section 3.3, 1st Financial Services Corporation’s board of directors alone may grant to Directors Nonqualified Stock Options under section 6.1 and Restricted Stock under section 7.1.

3.3 Conditions of Participation. By accepting an Award, each Employee and Director agrees (x) to be bound by the terms of the Award Agreement and the Plan and to comply with other conditions imposed by the Plan Committee, and (y) that the Plan Committee (or 1st Financial Services Corporation’s board of directors, as appropriate) may amend the Plan and the Award Agreements without any additional consideration if necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the Plan, the Award Agreement, or both before the amendment.

ARTICLE 4

ADMINISTRATION

4.1 Duties. The Plan Committee is responsible for administering the Plan and shall have all powers appropriate and necessary for that purpose. Consistent with the Plan’s objectives, 1st Financial Services Corporation’s board of directors and the Plan Committee may adopt, amend, and rescind rules and regulations relating to the Plan to protect 1st Financial Services Corporation’s and Related Entities’ interests. Consistent with the Plan’s objectives, 1st Financial Services Corporation’s board of directors and the Plan Committee shall have complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. Actions of 1st Financial Services Corporation’s board of directors and the Plan Committee shall be final, binding, and conclusive for all purposes and upon all persons.

4.2 Delegation of Duties. In its sole discretion, 1st Financial Services Corporation’s board of directors and the Plan Committee may delegate ministerial duties associated with the Plan to any person that it deems appropriate, including an Employee. However, neither 1st Financial Services Corporation’s board of directors nor the Plan Committee shall delegate a duty it must discharge to comply with the conditions for exemption of performance-based compensation from the deduction limitations of section 162(m).

4.3 Award Agreement. As soon as administratively practical after an Award is made, the Plan Committee or 1st Financial Services Corporation’s board of directors shall prepare and deliver an Award Agreement to each affected Participant. The Award Agreement shall –

(a) describe the terms of the Award, including the type of Award and when and how it may be exercised or earned,

(b) state the Exercise Price, if any, associated with the Award,

(c) state how the Award will or may be settled,

(d) if different from the terms of the Plan, describe (x) any conditions that must be satisfied before the Award is earned or may be exercised, (y) any objective restrictions placed on the Award and any performance-related conditions and performance criteria that must be satisfied before those restrictions are released, and (z) any other applicable terms and conditions affecting the Award.

4.4 Restriction on Repricing. Regardless of any other provision of this Plan or an Award Agreement, neither 1st Financial Services Corporation’s board of directors nor the Plan Committee may reprice (as defined under rules of the New York Stock Exchange or The Nasdaq Stock Market) any Award unless the repricing is approved in advance by 1st Financial Services Corporation’s stockholders acting at a meeting.

ARTICLE 5

LIMITS ON STOCK SUBJECT TO AWARDS

5.1 Number of Authorized Shares of Stock. With any adjustments required by section 5.4, the maximum number of shares of 1st Financial Services Corporation common stock that may be subject to Awards under this Plan is 288,292, which includes 38,292 shares authorized to be granted under the Employee Stock Option Plan of Mountain 1st Bank & Trust Company that was assumed by 1st Financial Services Corporation and that are not subject to outstanding awards under that plan on the date this Plan becomes effective under section 1.2, but excluding any shares subject to awards issued under the Employee Stock Option Plan that are subsequently forfeited under the terms of that plan. However, if this Plan is not approved by 1st Financial Service Corporation’s stockholders, the Employee Stock Option Plan shall be unaffected and shall remain in effect for the remaining term specified in that plan. The shares of 1st Financial Services Corporation common stock to be delivered under this Plan may consist in whole or in part of treasury stock or authorized but unissued shares not reserved for any other purpose.

5.2 Award Limits and Annual Participant Limits. (a) Award Limits. Of the shares authorized under section 5.1, up to 50,000 may be reserved for issuance under Incentive Stock Options.

(b) Annual Participant Limits. The aggregate number of shares of 1st Financial Services Corporation common stock underlying Awards granted under this Plan to an individual Participant in any Plan Year (including but not limited to Options and SARs), regardless of whether the Awards are thereafter canceled, forfeited, or terminated, shall not exceed 15% of the total number of shares issuable under the Plan (43,244 shares). This annual limitation is intended to include the grant of all Awards, including but not limited to Awards representing performance-based compensation described in Internal Revenue Code section 162(m)(4)(C).

5.3 Share Accounting. (a) As appropriate, the number of shares of 1st Financial Services Corporation common stock available for Awards under this Plan shall be conditionally reduced by the number of shares of 1st Financial Services Corporation common stock subject to outstanding Awards, including the full number of shares underlying SARs.

(b) As appropriate, the number of shares of 1st Financial Services Corporation common stock available for Awards under this Plan shall be absolutely reduced by (x) the number of shares of 1st Financial Services Corporation common stock issued through Option exercises, (y) the number of shares of 1st Financial Services Corporation common stock issued because of satisfaction of the terms of an Award Agreement for Performance Shares or Restricted Stock that, by the terms of the applicable Award Agreement, are to be settled in shares of 1st Financial Services Corporation common stock, and (z) the full number of shares of 1st Financial Services Corporation common stock underlying an earned and exercised SAR.

(c) As appropriate, shares of 1st Financial Services Corporation common stock subject to an Award that for any reason is forfeited, cancelled, terminated, relinquished, exchanged, or otherwise settled without the issuance of 1st Financial Services Corporation common stock or without payment of cash equal to its Fair Market Value or the difference between the Award’s Fair Market Value and its Exercise Price, if any, may again be granted under the Plan. If the Exercise Price of an Award is paid in shares of 1st Financial Services Corporation common stock, the shares received by 1st Financial Services Corporation shall not be added to the maximum aggregate number of shares of 1st Financial Services Corporation common stock that may be issued under section 5.1.

5.4 Adjustment in Capitalization. If after the date this Plan becomes effective under section 1.2 there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting 1st Financial Services Corporation common stock, then consistent with the applicable provisions of Internal Revenue Code sections 162(m), 409A, 422, and 424 and associated regulations and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Plan Committee shall, in a manner the Plan Committee considers equitable, adjust (a) the number of Awards that may be granted to Participants during a Plan Year, (b) the aggregate number of shares available for Awards under section 5.1 or subject to outstanding Awards, as well as any share-based limits imposed under this Plan, (c) the respective Exercise Price, number of shares, and other limitations applicable to outstanding or subsequently granted Awards, and (d) any other factors, limits, or terms affecting any outstanding or subsequently granted Awards.

ARTICLE 6

OPTIONS

6.1 Grant of Options. Subject to Article 10 and the terms of the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant Incentive Stock Options and Nonqualified Stock Options to Employees and 1st Financial Services Corporation’s board of directors may grant Nonqualified Stock Options to Directors. Unless an Award Agreement provides otherwise, Options awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Option Award Agreements shall be construed and administered consistent with that intention.

6.2 Exercise Price. Except as necessary to implement section 6.6, each Option shall have an Exercise Price per share at least equal to the Fair Market Value of a share of 1st Financial Services Corporation common stock on the date of grant, meaning the closing price on the date of grant if 1st Financial Services Corporation common stock is traded on an exchange or on an automated quotation system giving closing prices (or the closing price on the next trading day if the grant date is not a trading day). However, the Exercise Price per share of an Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of 1st Financial Services Corporation common stock on the date of grant for any Incentive Stock Option issued to an Employee who, on the date of grant, owns (as defined in Internal Revenue Code section 424(d)) 1st Financial Services Corporation common stock possessing more than 10% of the total combined voting power of all classes of stock (or the combined voting power of any Related Entity), determined according to rules issued under Internal Revenue Code section 422.

6.3 Exercise of Options. Subject to Article 10 and any terms, restrictions, and conditions specified in the Plan and unless specified otherwise in the Award Agreement, Options shall be exercisable at the time or times specified in the Award Agreement, but (x) no Incentive Stock Option may be exercised more than ten years after it is granted, or more than five years after it is granted in the case of an Incentive Stock Option granted to an Employee who on the date of grant owns (as defined in Internal Revenue Code section 424(d)) 1st Financial Services Corporation common stock possessing more than 10% of the total combined voting power of all classes of stock or the combined voting power of any Related Entity, determined under rules issued under Internal Revenue Code section 422, (y) no Nonqualified Stock Option granted to a Director shall be exercisable more than ten years after it is granted, and (z) Nonqualified Stock Options not granted to Directors shall be exercisable for the period specified in the Award Agreement, but not more than ten years after the grant date if no period is specified in the Award Agreement.

6.4 Incentive Stock Options. Despite any provision in this Plan to the contrary –

(a) no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Internal Revenue Code section 422 or, without the consent of the affected Participant, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment provided by Internal Revenue Code section 421,

(b) the aggregate Fair Market Value of the 1st Financial Services Corporation common stock (determined as of the date of grant) for which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under all stock option plans of 1st Financial Services Corporation and all Related Entities shall not exceed $100,000 (or other amount specified in Internal Revenue Code section 422(d)), determined under rules issued under Internal Revenue Code section 422, and

(c) no Incentive Stock Option shall be granted to a person who is not an Employee on the grant date.

6.5 Exercise Procedures and Payment for Options. The Exercise Price associated with each Option must be paid according to procedures described in the Award Agreement. The Plan Committee shall establish acceptable methods and forms of payment of the Exercise Price, which may include but are not limited to: (x) payment in cash or a cash equivalent, (y) actual or constructive transfer by the Participant to 1st Financial Services Corporation of unrestricted shares of 1st Financial Services Corporation common stock as partial or full payment of the Exercise Price, either by actual delivery of the shares or by attestation, with each share valued at the Fair Market Value of a share of 1st Financial Services Corporation common stock on the exercise date, or (z) a form of cashless exercise or net exercise of the Option. In its sole discretion the Plan Committee may withhold its approval for any method of payment for any reason, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for 1st Financial Services Corporation or the

Participant, or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance. A Participant may exercise an Option solely by sending to the Plan Committee or its designee a completed exercise notice in the form prescribed by the Plan Committee along with payment, or designation of an approved payment procedure, of the Exercise Price.

6.6 Substitution of Options. In 1st Financial Services Corporation’s discretion, persons who become Employees as a result of a transaction described in Internal Revenue Code section 424(a) may receive Options in exchange for options granted by their former employer or the former Related Entity subject to the rules and procedures prescribed under section 424.

6.7 Rights Associated With Options. A Participant holding an unexercised Option shall have no voting or dividend rights associated with shares underlying the unexercised Option. The Option shall be transferable solely as provided in section 14.1. Unless otherwise specified in the Award Agreement or as otherwise specifically provided in the Plan, 1st Financial Services Corporation common stock acquired by Option exercise shall have all dividend and voting rights associated with 1st Financial Services Corporation common stock and shall be transferable, subject to applicable federal securities laws, applicable requirements of any national securities exchange or system on which shares of 1st Financial Services Corporation common stock are then listed or traded, and applicable blue sky or state securities laws.

ARTICLE 7

RESTRICTED STOCK

7.1 Grant of Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant shares of Restricted Stock to Employees and 1st Financial Services Corporation’s board of directors may grant shares of Restricted Stock to Directors. Restricted Stock may be granted at no cost or at a price per share determined by the Plan Committee or the board of directors, which may be less than the Fair Market Value of a share of 1st Financial Services Corporation common stock on the date of grant.

7.2 Earning Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement and unless otherwise specified in the Award Agreement –

(a) terms, restrictions, and conditions imposed on Restricted Stock granted to Employees and Directors shall lapse as described in the Award Agreement,

(b) during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, Restricted Stock and any shares of common stock issuable as a dividend or other distribution on the Restricted Stock shall be held by 1st Financial Services Corporation as escrow agent,

(c) at the end of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, the Restricted Stock shall be (x) forfeited if all terms, restrictions, and conditions described in the Award Agreement are not satisfied (with a refund, without interest, of any consideration paid by the Participant), or (y) released from escrow and distributed to the Participant as soon as practicable after the last day of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined if all terms, restrictions, and conditions specified in the Award Agreement are satisfied. Any Restricted Stock Award relating to a fractional share of 1st Financial Services Corporation common stock shall be rounded to the next whole share when settled.

7.3 Rights Associated With Restricted Stock. During the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined and unless the Restricted Stock Award Agreement specifies otherwise, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Except as otherwise required for compliance with the conditions for exemption of performance-based compensation from the deduction limitations of Internal Revenue Code section 162(m) and except as otherwise required by the terms of the applicable Award Agreement, during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined each Participant to whom Restricted Stock is issued may exercise full voting rights associated with that Restricted Stock and shall be entitled to receive all dividends and other distributions on that Restricted Stock; provided, however, that if a dividend or other distribution is paid in the form of shares of common stock, those shares shall also be considered Restricted Stock and shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock to which the dividend or distribution relates.

7.4 Internal Revenue Code Section 83(b) Election. The Plan Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election under Internal Revenue Code section 83(b). If a Participant makes an election under Internal Revenue Code section 83(b) concerning a Restricted Stock Award, the Participant must promptly file a copy of the election with 1st Financial Services Corporation.

ARTICLE 8

PERFORMANCE SHARES

8.1 Generally. Subject to the terms, restrictions, and conditions specified in the Plan or the Award Agreement, the granting or vesting of Performance Shares shall, in the Plan Committee’s sole discretion, be based on achievement of performance objectives derived from one or more of the Performance Criteria specified in section 8.2. Performance Shares may be granted (x) to Covered Officers on terms and in a manner that qualifies as performance-based compensation under Internal Revenue Code section 162(m) or (y) to Employees who are not Covered Officers on terms and in any manner reasonably determined by the Plan Committee. Unless an Award Agreement provides otherwise, Performance Shares awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Performance Share Award Agreements shall be construed and administered consistent with that intention. Despite any contrary provision in this Plan, the Plan Committee shall not have the authority to accelerate the vesting of or to amend a Covered Officer’s Performance Share award (including but not limited to waiver of performance conditions to vesting) if (x) accelerated vesting or amendment of the award would disqualify the award from performance-based compensation treatment under Internal Revenue Code section 162(m) and (y) all or part of the award would as a result be non-deductible by 1st Financial Services Corporation under section 162(m).

8.2 Performance Criteria. (a) Vesting of Performance Shares that are intended to qualify as performance-based compensation under Internal Revenue Code section 162(m) shall be based on one or more or any combination of the following criteria (the “Performance Criteria”) and may be applied solely with reference to 1st Financial Services Corporation, to a Related Entity, to 1st Financial Services Corporation and a Related Entity, or relatively between 1st Financial Services Corporation, a Related Entity, or both and one or more unrelated entities –

1) net earnings or net income (before or after taxes),

2) earnings per share,

3) deposit or asset growth,

4) net operating income,

5) return measures (including return on assets and equity),

6) fee income,

7) earnings before or after taxes, interest, depreciation and/or amortization,

8) interest spread,

9) productivity ratios,

10) share price, including but not limited to growth measures and total stockholder return,

11) expense targets,

12) credit quality,

13) efficiency ratio,

14) market share,

15) customer satisfaction, and

16) net income after cost of capital.

(b) Vesting of Performance Shares granted to Participants who are not Covered Officers may be based on one or more or any combination of the Performance Criteria listed in section 8.2(a) or on other factors the Plan Committee considers relevant and appropriate.

(c) Different Performance Criteria may be applied to individual Employees or to groups of Employees and, as specified by the Plan Committee, may be based on the results achieved (x) separately by 1st Financial Services Corporation or any Related Entity, (y) by any combination of 1st Financial Services Corporation and Related Entities, or (z) by any combination of segments, products, or divisions of 1st Financial Services Corporation and Related Entities.

(d) The Plan Committee shall make appropriate adjustments of Performance Criteria to reflect the effect on any Performance Criteria of any stock dividend or stock split affecting 1st Financial Services Corporation common stock, a recapitalization (including without limitation payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Also, the Plan Committee shall make a similar adjustment to any portion of a Performance Criterion that is not based on 1st Financial Services Corporation common stock but that is affected by an event having an effect similar to those described. As permitted under Internal Revenue Code section 162(m), the Plan Committee may make appropriate adjustments of Performance Criteria to reflect a substantive change in an Employee’s job description or assigned duties and responsibilities.

(e) Performance Criteria shall be established in an associated Award Agreement as soon as administratively practicable after the criteria are established, but in the case of Covered Officers no later than the earlier of (x) 90 days after the beginning of the applicable Performance Period and (y) the expiration of 25% of the applicable period in which satisfaction of the applicable Performance Criteria is to be determined.

8.3 Earning Performance Shares. Except as otherwise provided in the Plan or the Award Agreement, at the end of each applicable period in which satisfaction of the Performance Criteria is to be determined, the Plan Committee shall certify that the Employee has or has not satisfied the Performance Criteria. Performance Shares shall then be –

(a) forfeited to the extent the Plan Committee certifies that the Performance Criteria are not satisfied, or

(b) to the extent the Performance Criteria are certified by the Plan Committee as having been satisfied, distributed to the Employee in the form of shares of 1st Financial Services Corporation common stock (unless otherwise specified in the Award Agreement) on or before the later of (x) the 15th day of the third month after the end of the Participant’s first taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied and (y) the 15th day of the third month after the end of 1st Financial Services Corporation’s first taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied. However, the Performance Shares may be distributed later if 1st Financial Services Corporation reasonably determines that compliance with that schedule is not administratively practical and if the distribution is made as soon as practical.

8.4 Rights Associated with Performance Shares. During the applicable period in which satisfaction of the Performance Criteria is to be determined, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. During the applicable period in which satisfaction of the Performance Criteria is to be determined and unless the Award Agreement provides otherwise, Employees may not exercise voting rights associated with their Performance Shares and all dividends and other distributions paid on Performance Shares shall be held by 1st Financial Services Corporation as escrow agent. At the end of the period in which satisfaction of the applicable Performance Criteria is to be determined, dividends or other distributions held in escrow shall be distributed to the Participant or forfeited as provided in section 8.3. No interest or other accretion shall be credited on dividends or other distributions held in escrow. If a dividend or other distribution is paid in the form of shares of common stock, the shares shall be subject to the same restrictions on transferability and forfeitability as the shares of 1st Financial Services Corporation common stock to which the dividend or distribution relates.

ARTICLE 9

STOCK APPRECIATION RIGHTS

9.1 SAR Grants. Subject to the terms of the Plan and the associated Award Agreement, the Plan Committee may grant SARs to Employees at any time during the term of this Plan. Unless an Award Agreement provides otherwise, SARs awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All SAR Award Agreements shall be construed and administered consistent with that intention.

9.2 Exercise Price. The Exercise Price specified in the Award Agreement shall not be less than 100% of the Fair Market Value of a share of 1st Financial Services Corporation common stock on the date of grant.

9.3 Exercise and Settling of SARs. SARs shall be exercisable according to the terms specified in the Award Agreement. A Participant exercising an SAR shall receive whole shares of 1st Financial Services Corporation common stock or cash (as determined in the Award Agreement) having a value equal to (a) the excess of (x) the Fair Market Value of a share of 1st Financial Services Corporation common stock on the exercise date over (y) the Exercise Price, multiplied by (b) the number of shares of 1st Financial Services Corporation common stock for which the SAR is exercised. The value of any fractional share of 1st Financial Services Corporation common stock produced by this formula shall be settled in cash.

ARTICLE 10

TERMINATION

10.1 Termination for Cause. (a) If a Participant’s employment or director service terminates for Cause or if in 1st Financial Services Corporation’s judgement a basis for termination for Cause exists, all Awards held by the Participant that are outstanding shall be forfeited, regardless of whether the Awards are exercisable and regardless of whether Participant’s employment or director service with 1st Financial Services Corporation or a Related Entity actually terminates, except that Restricted Stock or Performance Shares that have been released from escrow and distributed to the Participant shall not be affected by termination for Cause.

(b) The term “Cause” shall mean one or more of the acts described in this section 10.1. However, Cause shall not be deemed to exist merely because the Participant is absent from active employment during periods of paid time off, consistent with the applicable paid time-off policy of 1st Financial Services Corporation or the Related Entity with which the Participant is employed, as the case may be, sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability, or other period of absence approved by 1st Financial Services Corporation or the Related Entity, as the case may be:

1) an act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion by the Participant of the assets or business opportunities of 1st Financial Services Corporation or a Related Entity,

2) conviction of the Participant of or plea by the Participant of guilty or no contest to a felony or a misdemeanor,

3) violation by the Participant of the written policies or procedures of 1st Financial Services Corporation or the Related Entity with which the Participant is employed, including but not limited to violation of 1st Financial Services Corporation’s or the Related Entity’s code of ethics,

4) unless disclosure is inadvertent, disclosure to unauthorized persons of any confidential information not in the public domain relating to 1st Financial Services Corporation’s or a Related Entity’s business, including all processes, inventions, trade secrets, computer programs, technical data, drawings or designs, information concerning pricing and pricing policies, marketing techniques, plans and forecasts, new product information, information concerning methods and manner of operations, and information relating to the identity and location of all past, present, and prospective customers and suppliers,

5) intentional breach of any contract with or violation of any legal obligation owed to 1st Financial Services Corporation or a Related Entity,

6) dishonesty relating to the duties owed by the Participant to 1st Financial Services Corporation or a Related Entity,

7) the Participant’s willful and continued refusal to substantially perform assigned duties, other than refusal resulting from sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability,

8) the Participant’s willful engagement in gross misconduct materially and demonstrably injurious to 1st Financial Services Corporation or a Related Entity,

9) the Participant’s breach of any term of this Plan or an Award Agreement,

10) intentional cooperation with a party attempting a Change in Control of 1st Financial Services Corporation, unless 1st Financial Services Corporation’s board of directors approves or ratifies the Participant’s action before the Change in Control or unless the Participant’s cooperation is required by law, or

11) any action that constitutes cause as defined in any written agreement between the Participant and 1st Financial Services Corporation or a Related Entity.

10.2 Termination for any Other Reason. Unless specified otherwise in the Award Agreement or in this Plan and except as provided in section 10.1, the portion of a Participant’s outstanding Award that is unvested and unexercisable when the Participant’s employment or director service terminates shall be forfeited and the portion of any Restricted Stock Award or Performance Share Award that is unvested and held in escrow shall be forfeited. Options and SARs that are exercisable when termination occurs shall be forfeited if not exercised before the earlier of (x) the expiration date specified in the Award Agreement or (y) 90 days after the termination date.

ARTICLE 11

EFFECT OF A CHANGE IN CONTROL

11.1 Definition of Change in Control. The term “Change in Control” shall have the meaning given in any written agreement between the Employee and 1st Financial Services Corporation or a Related Entity. However, if an Award is subject to Internal Revenue Code section 409A, the term Change in Control shall have the meaning given in section 409A. If an Award is not subject to Internal Revenue Code section 409A and if the term Change in Control is not defined in a written agreement between the Employee and 1st Financial Services Corporation or a Related Entity, any of the following events occurring on or after the date this Plan becomes effective under section 1.2 shall constitute a Change in Control –

(a) Change in board composition. If individuals who constitute 1st Financial Services Corporation’s board of directors on the date this Plan becomes effective under section 1.2 (the “Incumbent Directors”) cease for any reason to constitute a majority of the board of directors. A person who becomes a director after the date this Plan becomes effective and whose election or nomination for election is approved by a vote of at least two-thirds (2/3) of the Incumbent Directors on the board of directors shall be deemed to be an Incumbent Director. The necessary two-thirds approval may take the form of a specific vote on that person’s election or nomination or approval of 1st Financial Services Corporation’s proxy statement in which the person is named as a nominee for director, without written objection by Incumbent Directors to the nomination. A person elected or nominated as a director of 1st Financial Services Corporation initially as the result of an actual or threatened director-election contest or any other actual or threatened solicitation of proxies by or on behalf of any person other than 1st Financial Services Corporation’s board of directors shall never be considered an Incumbent Director unless at least two-thirds (2/3) of the Incumbent Directors specifically vote to treat that person as an Incumbent Director.

(b) Significant ownership change. If any person directly or indirectly is or becomes the beneficial owner of securities whose combined voting power in the election of 1st Financial Services Corporation’s directors is –

1) 50% or more of the combined voting power of all of 1st Financial Services Corporation’s outstanding securities eligible to vote for the election of 1st Financial Services Corporation directors,

2) 25% or more, but less than 50%, of the combined voting power of all of 1st Financial Services Corporation’s outstanding securities eligible to vote in the election of 1st Financial Services Corporation’s directors, except that an event described in this paragraph (b)(2) shall not constitute a Change in Control if it is the result of any of the following acquisitions of 1st Financial Services Corporation’s securities –

(a) by 1st Financial Services Corporation or a Related Entity, reducing the number of 1st Financial Services Corporation securities outstanding (unless the person thereafter becomes the beneficial owner of additional securities that are eligible to vote in the election of 1st Financial Services Corporation directors, increasing the person’s beneficial ownership by more than one percent),

(b) by or through an employee benefit plan sponsored or maintained by 1st Financial Services Corporation or a Related Entity and described (or intended to be described) in Internal Revenue Code section 401(a),

(c) by or through an equity compensation plan maintained by 1st Financial Services Corporation or a Related Entity, including this Plan and any program described in Internal Revenue Code section 423,

(d) by an underwriter temporarily holding securities in an offering of securities,

(e) in a Non-Control Transaction, as defined in section 11.1(c), or

(f) in a transaction (other than one described in section 11.1(c)) in which securities eligible to vote in the election of 1st Financial Services Corporation directors are acquired from 1st Financial Services Corporation, if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition shall not constitute a Change in Control.

(c) Merger. Consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving 1st Financial Services Corporation or a Related Entity and requiring approval of 1st Financial Services Corporation’s stockholders, whether for the transaction or for the issuance of securities in the transaction (a “Business Combination”), unless immediately after the Business Combination –

1) more than 50% of the total voting power of either (x) the corporation resulting from consummation of the Business Combination (the “Surviving Corporation”) or, if applicable, (y) the ultimate parent corporation that directly or indirectly beneficially owns 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by securities that were eligible to vote in the election of 1st Financial Services Corporation directors and that were outstanding immediately before the Business Combination (or, if applicable, represented by securities into which the 1st Financial Services Corporation securities were converted in the Business Combination), and that voting power among the holders thereof is in substantially the same proportion as the voting power of securities eligible to vote in the election of 1st Financial Services Corporation directors among the holders thereof immediately before the Business Combination,

2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) directly or indirectly is or becomes the beneficial owner of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and

3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors when the initial agreement providing for the Business Combination was approved by 1st Financial Services Corporation’s board of directors.

A Business Combination satisfying all of the criteria specified in clauses (1), (2), and (3) of this section 11.1(c) shall constitute a “Non-Control Transaction,” or

(d) Sale of Assets. If 1st Financial Services Corporation’s stockholders approve a plan of complete liquidation or dissolution of 1st Financial Services Corporation or a sale of all or substantially all of its assets, but in any case if and only if 1st Financial Services Corporation’s assets are transferred to an entity not owned directly or indirectly by 1st Financial Services Corporation or its stockholders.

11.2 Effect of Change in Control. If a Change in Control occurs, the Plan Committee shall have the right in its sole discretion to –

(a) accelerate the exercisability of any or all Options or SARs, despite any limitations contained in the Plan or Award Agreement,

(b) accelerate the vesting of Restricted Stock, despite any limitations contained in the Plan or Award Agreement,

(c) accelerate the vesting of Performance Shares, despite any limitations contained in the Plan or Award Agreement,

(d) cancel any or all outstanding Options, SARs, unvested Restricted Stock, and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof that the holder of the Option, SAR, unvested Restricted Stock, or Performance Share would have received upon consummation of the Change-in-Control transaction (the “Acquisition Consideration”) had the Restricted Stock been vested or had the Option, SAR, or Performance Share been exercised or converted into shares of 1st Financial Services Corporation common stock before the transaction, less the applicable exercise or purchase price,

(e) cause the holders of any or all Options, SARs, and Performance Shares to have the right during the term of the Option, SAR, or Performance Share to receive upon exercise – or cause the holders of unvested Restricted Stock to receive – the Acquisition Consideration receivable upon consummation of the transaction by a holder of the number of shares of 1st Financial Services Corporation common stock that might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert the Stock Option, SAR, unvested Restricted Stock, or Performance Share into a stock option, appreciation right, restricted share, or performance share relating to the surviving or new corporation in the transaction, or

(f) take such other action as it deems appropriate to preserve the value of the Award to the Participant.

The Plan Committee may provide for any of the foregoing actions in an Award Agreement in advance, may provide for any of the foregoing actions in connection with the Change in Control, or both. Alternatively, the Plan Committee shall also have the right to require any purchaser of 1st Financial Services Corporation’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable. The manner of application and interpretation of the provisions of this section 11.2 shall be determined by the Plan Committee in its sole and absolute discretion. Despite any provision of this Plan or an Award Agreement to the contrary, a Participant shall not be entitled to any amount under this Plan if he or she acted in concert with any person to effect a Change in Control, unless the Participant acted at the specific direction of 1st Financial Services Corporation’s board of directors and in his or her capacity as an employee of 1st Financial Services Corporation or a Related Entity. For purposes of this Plan the term “person” shall be as defined in section 3(a)(9) and as used in sections 13(d)(3) and 14(d) (2) of the Securities Exchange Act of 1934, and the terms “beneficial owner” and “beneficial ownership” shall have the meaning given in the Securities and Exchange Commission’s Rule 13d-3 under the Securities Exchange Act of 1934.

The Plan Committee shall not have the discretion, however, to accelerate the vesting or exercisability of any Award held by a Covered Officer to the extent that (x) the Award is eligible for the exemption of performance-based compensation from the deduction limitation of Internal Revenue Code section 162(m) and (y) the existence of the Plan Committee’s authority to accelerate vesting or exercisability or actual acceleration of vesting or exercisability would render unavailable for the Award the exemption of performance-based compensation from the deduction limitation of Internal Revenue Code section 162(m).

ARTICLE 12

AMENDMENT, MODIFICATION, AND TERMINATION OF THIS PLAN

1st Financial Services Corporation may terminate, suspend, or amend the Plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, (b) the Internal Revenue Code, which requirements may include qualification of an Award as performance-based compensation under Internal Revenue Code section 162(m), or (c) any securities exchange, market, or other quotation system on or through which 1st Financial Services Corporation’s securities are listed or traded. However, no Plan amendment shall (x) result in the loss of a Plan Committee member’s status as a “non-employee director,” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, (y) cause the Plan to fail to satisfy the requirements imposed by Rule 16b-3, or (z) without the affected Participant’s consent (and except as specifically provided otherwise in this Plan or the Award Agreement), adversely affect any Award granted before the amendment, modification, or termination. Despite any provision in the Plan, including this Article 12, to the contrary, 1st Financial Services Corporation shall have the right to amend the Plan and any Award Agreements without additional consideration to affected Participants if amendment is necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights granted under the Plan, the Award Agreement, or both before the amendment.

ARTICLE 13

ISSUANCE OF SHARES AND SHARE CERTIFICATES

13.1 Issuance of Shares. 1st Financial Services Corporation shall issue or cause to be issued shares of its common stock as soon as practicable upon exercise or conversion of an Award that is payable in shares of 1st Financial Services Corporation common stock. No shares shall be issued until full payment is made, if payment is required by the terms of the Award. Until a stock certificate evidencing the shares is issued and except as otherwise provided in this Plan, no right to vote or receive dividends or any other rights as a stockholder shall exist for the shares of 1st Financial Services Corporation common stock to be issued, despite the exercise or conversion of the Award payable in shares, except as may be otherwise provided in this Plan. Issuance of a stock certificate shall be evidenced by the appropriate entry on the books of 1st Financial Services Corporation or of a duly authorized transfer agent of 1st Financial Services Corporation

13.2 Delivery of Share Certificates. 1st Financial Services Corporation shall not be required to issue or deliver any certificates until all of the following conditions are fulfilled –

(a) payment in full for the shares and for any tax withholding,

(b) completion of any registration or other qualification of the shares the Plan Committee in its discretion deems necessary or advisable under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body,

(c) if 1st Financial Services Corporation common stock is listed on The Nasdaq Stock Market or another exchange, admission of the shares to listing on The Nasdaq Stock Market or the other exchange,

(d) if the offer and sale of shares of 1st Financial Services Corporation common stock is not registered under the Securities Act of 1933, qualification of the offer and sale as a private placement under the Securities Act of 1933 or qualification under another registration exemption under the Securities Act of 1933,

(e) obtaining any approval or other clearance from any Federal or state governmental agency the Plan Committee in its discretion determines to be necessary or advisable, and

(f) the Plan Committee is satisfied that the issuance and delivery of shares of 1st Financial Services Corporation common stock under this Plan complies with applicable Federal, state, or local law, rule, regulation, or ordinance or any rule or regulation of any other regulating body, for which the Plan Committee may seek approval of 1st Financial Services Corporation’s counsel.

13.3 Applicable Restrictions on Shares. Shares of 1st Financial Services Corporation common stock issued may be subject to such stock transfer orders and other restrictions as the Plan Committee may determine are necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which 1st Financial Services Corporation common stock is listed, and any other applicable Federal or state law. Certificates for the common stock may bear any restrictive legends the Plan Committee considers appropriate.

13.4 Book Entry. Instead of issuing stock certificates evidencing shares, 1st Financial Services Corporation may use a book entry system in which a computerized or manual entry is made in the records of 1st Financial Services Corporation to evidence the issuance of shares of 1st Financial Services Corporation common stock. 1st Financial Services Corporation’s records are binding on all parties, unless manifest error exists.

ARTICLE 14

MISCELLANEOUS

14.1 Assignability. Except as described in this section or as provided in section 14.2, an Award may not be transferred except by will or by the laws of descent and distribution, and an Award may be exercised during the Participant’s lifetime solely by the Participant or by the Participant’s guardian or legal representative. However, with the permission of the Plan Committee a Participant or a specified group of Participants may transfer Awards other than Incentive Stock Options to a revocable inter vivos trust of which the Participant is the settlor, or may transfer Awards other than Incentive Stock Options to a member of the Participant’s immediate family, a revocable or irrevocable trust established solely for the benefit of the Participant’s immediate family, a partnership or limited liability company whose only partners or members are members of the Participant’s immediate family, or an organization described in Internal Revenue Code section 501(c)(3). An Award transferred to one of these permitted transferees shall continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Plan Committee. A permitted transferee may not retransfer an Award except by will or by the laws of descent and distribution, and the transfer by will or by the laws of descent and distribution must be a transfer to a person who would be a permitted transferee according to this section 14.1.

14.2 Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised at the Participant’s death. Beneficiaries may be named contingently or successively. Unless otherwise provided in the beneficiary designation, each designation made shall revoke all prior designations made by the same Participant. A beneficiary designation must be made on a form prescribed by the Plan Committee and shall not be effective until filed in writing with the Plan Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary shall be his or her surviving spouse or, if none, the deceased Participant’s estate. None of 1st Financial Services Corporation, its board of directors, or the Plan Committee is required to infer a beneficiary from any other source. The identity of a Participant’s designated beneficiary shall be based solely on the information included in the latest beneficiary designation form completed by the Participant and shall not be inferred from any other evidence.

14.3 No Implied Rights to Awards or Continued Services. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Nothing in the Plan guarantees or shall be construed to guarantee that any Participant will receive a future Award. Neither this Plan nor any Award shall be construed as giving any individual any right to continue as an Employee or Director of 1st Financial Services Corporation or a Related Entity. Neither the Plan nor any Award shall constitute a contract of employment, and 1st Financial Services Corporation expressly reserves to itself and all Related Entities the right at any time to terminate employees free from liability or any claim under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.

14.4 Tax Withholding. (a) 1st Financial Services Corporation shall withhold from other amounts owed to the Participant or require a Participant to remit to 1st Financial Services Corporation an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award, exercise, or cancellation of an Award or purchase of stock. If these amounts are not to be withheld from other payments due to the Participant or if there are no other payments due to the Participant, 1st Financial Services Corporation shall defer payment of cash or issuance of shares of stock until the earlier of (x) 30 days after the settlement date, or (y) the date the Participant remits the required amount.

(b) If the Participant does not remit the required amount within 30 days after the settlement date, 1st Financial Services Corporation shall permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state, and local income, wage, and employment taxes, distributing the balance to the Participant.

(c) In its sole discretion, which may be withheld for any reason or for no reason, the Plan Committee may permit a Participant to reimburse 1st Financial Services Corporation for this tax withholding obligation through one or more of the following methods, subject to conditions the Plan Committee establishes –

1) having shares of stock otherwise issuable under the Plan withheld by 1st Financial Services Corporation, but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal, and local income, employment, and wage tax laws,

2) delivering to 1st Financial Services Corporation previously acquired shares of 1st Financial Services Corporation common stock,

3) remitting cash to 1st Financial Services Corporation, or

4) remitting a personal check immediately payable to 1st Financial Services Corporation

14.5 Indemnification. Each individual who is or was a member of 1st Financial Services Corporation’s board of directors or Plan Committee shall be indemnified and held harmless by 1st Financial Services Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or not taken under the Plan as a director of 1st Financial Services Corporation or as a Plan Committee member and against and from any and all amounts paid, with 1st Financial Services Corporation’s approval, by him or her in settlement of any matter related to or arising from the Plan as a 1st Financial Services Corporation director or as a Plan Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a 1st Financial Services Corporation director or as a Plan Committee member, but only if he or she gives 1st Financial Services Corporation an opportunity at its expense to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under 1st Financial Services Corporation’s organizational documents, by contract, as a matter of law, or otherwise.

14.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of 1st Financial Services Corporation to establish other plans or to pay compensation to its employees or directors in cash or property in a manner not expressly authorized under the Plan.

14.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws, other than laws governing conflict of laws, of the State of North Carolina. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974. The Plan shall be construed and administered in a manner consistent with that intent.

14.8 No Impact on Benefits. Plan Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in benefit calculations.

14.9 Securities and Exchange Commission Rule 16b-3. The Plan is intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as that rule may be amended from time to time. All transactions involving a Participant who is subject to beneficial ownership reporting under section 16(a) of the Securities Exchange Act of 1934 shall be subject to the conditions set forth in Rule 16b-3, regardless of whether the conditions are expressly set forth in this Plan, and any provision of this Plan that is contrary to Rule 16b-3 shall not apply to that Participant.

14.10 Internal Revenue Code Section 162(m). The Plan is intended to comply with applicable requirements of section 162(m) for exemption of performance-based compensation from the deduction limitations of section 162(m). Unless the Plan Committee expressly determines otherwise, any provision of this Plan that is contrary to those section 162(m) exemption requirements shall not apply to an Award that is intended to qualify for the exemption for performance-based compensation.

14.11 Successors. All obligations of 1st Financial Services Corporation under Awards granted under this Plan are binding on any successor to 1st Financial Services Corporation, whether as a result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of 1st Financial Services Corporation.

14.12 Severability. If any provision of this Plan or the application thereof to any person or circumstances is held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

14.13 No Golden Parachute Payments. Despite any provision in this Plan or in an Award Agreement to the contrary, 1st Financial Services Corporation shall not be required to make any payment under this Plan or an Award Agreement that would be a prohibited golden parachute payment within the meaning of section 18(k) of the Federal Deposit Insurance Act.

APPENDIX C

2008 EMPLOYEE STOCK PURCHASE PLAN

1ST FINANCIAL SERVICES CORPORATION

ARTICLE 1

DEFINITIONS

When used in this 2008 Employee Stock Purchase Plan, the following words, terms, and phrases have the meanings given in this Article 1 unless another meaning is expressly provided elsewhere in this document or is clearly required by the context. When applying these definitions and any other word, term, or phrase used in this 2008 Employee Stock Purchase Plan, the form of any word, term, or phrase shall include any and all of its other forms.

1.1 Board means the board of directors of 1st Financial Services Corporation.

1.2 Code means the Internal Revenue Code of 1986, as amended or superseded after the date this Plan becomes effective, and any applicable rulings or regulations issued under the Internal Revenue Code of 1986.

1.3 Common Stock means the common stock of the Company.

1.4 Company means 1st Financial Services Corporation, a North Carolina corporation.

1.5 Compensation means all base, straight-time, gross earnings, but excluding and payments, income, or awards for or associated with overtime, shift premiums and commissions, incentive compensation, incentive payments, bonuses, equity-based awards, and other awards and compensation.

1.6 Employee means any individual who is an employee of the Company or a Subsidiary for tax purposes, but excluding any employee whose customary employment with the Company and Subsidiary(ies) is for fewer than 20 hours per week. Employees of a Subsidiary that the Board in its sole discretion designates as ineligible to participate in the Plan shall not be eligible to participate in their capacity as employees of that ineligible Subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company, but if the period of leave exceeds 90 days and if the individual’s right to reemployment is not guaranteed by either statute or contract, the employment relationship shall be deemed to have terminated on the 91st day of leave.

1.7 Fair Market Value means the value of one share of the Common Stock, determined according to the following rules: (x) if the Common Stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if the Common Stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z) if neither clause (x) nor clause (y) applies, the fair market value as determined by the Plan Committee in good faith, consistent with rules prescribed under the Code.

1.8 Offering Commencement Date means the first day of each Offering Period.

1.9 Offering Period means a period of approximately six months during which funds may be accumulated for the exercise of options, beginning and ending as follows: beginning on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending June 30, and beginning on the first Trading Day on or after July 1 and ending on the last Trading Day in the period ending December 31. The duration of Offering Periods may be changed under section 4.2.

1.10 Participant means an Employee who is eligible under section 3.1 to participate in this Plan and who elects to participate. No Employee who alone or together with any person whose stock would be attributed to the Employee under Code section 424(d) owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company shall be eligible for participation in this Plan. For this purpose stock owned shall include stock the Employee may have the right to acquire under outstanding options, warrants, or other purchase or conversion rights.

1.11 Plan means this 1st Financial Services Corporation 2008 Employee Stock Purchase Plan, as the same may be amended or restated from time to time.

1.12 Plan Committee means a committee consisting entirely of Company directors designated by the Board.

1.13 Purchase Date means the last Trading Day of each Offering Period.

1.14 Purchase Price means an amount equal to 95% of the Fair Market Value of a share of Common Stock on the Purchase Date.

1.15 Reserves means the number of shares of Common Stock covered by each option under the Plan that have not yet been acquired by exercise and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under option.

1.16 Subsidiary means Mountain 1st Bank & Trust Company and any corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or another Subsidiary, whether the corporation exists now or is hereafter organized or acquired by the Company or the other Subsidiary.

1.17 Trading Day means a day on which national stock exchanges, including Nasdaq, are open for trading.

ARTICLE 2

PURPOSE, EFFECTIVE DATE, AND TERM

2.1 Purpose. The purpose of this Plan is to give to employees of the Company and Subsidiaries the opportunity to use accumulated payroll deductions to buy Company Common Stock. The Company intends that the Plan (x) qualify as an “Employee Stock Purchase Plan” under Code section 423 and (y) be considered non-compensatory for purposes of generally accepted accounting principles so that the Company will not be required to recognize compensation expense for the Plan. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Code section 423 and with the Company’s desire to avoid compensation expense associated with the Plan.

2.2 Effective Date. This Plan shall become effective at the first Offering Commencement Date after its adoption by the Board, subject to approval of stockholders in accordance with Treasury Regulation section 1.423-2(c) within 12 months after Board adoption.

2.3 Term of Plan. Once effective, the Plan shall continue in effect for ten years from the first Offering Commencement Date unless sooner terminated by the Board under section 6.2.

ARTICLE 3

PARTICIPANTS

3.1 Eligibility for Participation. (a) On each Offering Commencement Date every person who is an Employee on that date is eligible to participate for the Offering Period beginning with that date, unless the person has not been an Employee for three or more months on that date. Part-time Employees, meaning any employee whose customary employment with the Company and Subsidiary(ies) is for fewer than 20 hours per week, are not eligible.

(b) Despite any contrary provision of this Plan, an Employee shall not be granted an option under the Plan (x) if immediately after the grant the Employee (or any other person whose stock would be attributed to the Employee under Code section 424(d)) would own stock, including outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or (y) if his or her options to purchase stock under all employee stock purchase plans of the Company and Subsidiaries, including this Plan, have a value of $25,000 or more (based on the Fair Market Value of the shares when the option is granted) in the aggregate for each calendar year in which the option is outstanding at any time.

3.2 Participation by Submitting a Subscription Agreement. Unless a later time for filing subscription agreements is fixed by the Board for all eligible Employees for a given Offering Period, an eligible Employee may become a Participant in the Plan by completing a subscription agreement and filing the subscription agreement with the Company’s designated human resources representative at least ten business days before the Offering Commencement Date for the Offering Period in which the eligible Employee desires to be a Participant. The subscription agreement shall be in the form approved by the Plan Committee.

3.3 Payroll Deductions. (a) When a Participant files his or her subscription agreement with the Company’s designated human resources representative, the Participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount equal to a whole percentage, but not exceeding 15%, of the Compensation that he or she receives on each payday during the Offering Period. Payroll deductions for a Participant during an Offering Period shall begin with the first payroll date occurring on or after the applicable Offering Commencement Date and shall end on the last payroll date occurring on or before the Purchase Date of the Offering Period to which the authorization is applicable, unless sooner terminated by the Participant as provided in section 3.5.

(b) A Participant may not change the rate of his or her payroll deductions for an Offering Period during that Offering Period, but a Participant may change the rate of his or her payroll deductions for the next Offering Period by submitting a new subscription agreement at least ten days before the Offering Commencement Date of the next Offering Period. A Participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in section 3.5 or replaced by a new subscription agreement as provided in this section 3.3(b) for future Offering Periods.

(c) Despite any contrary provision in this Plan however, a Participant’s payroll deductions may be decreased to 0% of Compensation at any time during an Offering Period if necessary to comply with Code section 423(b)(8) and section 3.1(b) of this Plan. If that occurs, payroll deductions shall begin again at the rate provided in the Participant’s subscription agreement at the beginning of the first Offering Period scheduled to end in the next calendar year, unless terminated by the Participant as provided in section 3.5.

3.4 Accounts and Reports. Individual accounts shall be maintained for each Participant. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any additional payments into the account. A Participant’s account is merely a bookkeeping account maintained by the Company, the account is not a trust fund of any kind, and concerning the account the Participant shall be a general unsecured creditor of the Company. Neither the Company nor any Subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a Participant’s account. Except for amounts not expended because of the Plan rule that fractional shares shall not be purchased, no amount of a Participant’s accumulated payroll deductions shall be carried over from the end of one Offering Period to the beginning of another. Statements of account shall be given to Participants at least annually, which statements shall set forth the amount of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

3.5 Withdrawal; Termination of Employment. (a) By written notice delivered to the Company’s designated human resources representative, at any time until the 14th calendar day before the Purchase Date of an Offering Period, a Participant may withdraw all but not less than all of the payroll deductions credited to his or her account for that Offering Period and not yet used to exercise his or her option under the Plan. All of the Participant’s payroll deductions credited to his or her account shall be paid to the withdrawing Participant promptly after receipt of notice of withdrawal. The withdrawing Participant’s option for the Offering Period shall automatically be terminated and no further payroll deductions for the purchase of shares shall be made for the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period or any Offering Period thereafter unless the Participant delivers to the Company a new subscription agreement.

(b) A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any Offering Period that begins after termination of the Offering Period from which the Participant withdraws.

(c) If a Participant ceases to be an Employee for any reason on or before a Purchase Date of an Offering Period, he or she shall be deemed to have elected to withdraw from the Plan, the Participant’s option shall be automatically terminated, and the payroll deductions credited to the Participant’s account during the Offering Period shall be returned to the Participant or, in the case of his or her death, to the person or persons entitled thereto under Article 5.

3.6 Interest. No interest shall accrue on the payroll deductions of a Participant or on a Participant’s account balance.

3.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate payroll deductions.

ARTICLE 4

OFFERING PERIOD AND PURCHASE OPTION

4.1 Shares Reserved. The maximum number of shares of the Company’s Common Stock available for sale under the Plan is 100,000 shares, subject to adjustment for changes in capitalization of the Company as provided in section 4.5. Shares sold under the Plan may consist in whole or in part of authorized and unissued shares or shares held in treasury by the Company. If on a given Purchase Date the number of shares for which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in a manner as uniform as is practicable and as the Company determines to be equitable.

4.2 Offering Periods. The Plan shall be implemented by consecutive Offering Periods of six months’ duration, with a new Offering Period beginning on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine; provided, however, that the first Offering Period shall begin on a Trading Day specified by the Board and the first Offering Period may be of less than six months’ duration. The Board shall have the power to change the duration and timing of future Offering Periods without stockholder approval.

4.3 Option Grant. Subject to the limitations in sections 3.1(b) and 3.5 and 4.1, on the Offering Commencement Date of each Offering Period, each Participant in that Offering Period shall be granted an option to purchase at the Purchase Price on the Purchase Date of the Offering Period a number of shares of Common Stock determined by dividing (x) the Participant’s payroll deductions accumulated before the Purchase Date for that Offering Period and retained in the Participant’s account as of the Purchase Date by (y) the applicable Purchase Price.

4.4 Option Exercise. (a) Unless a Participant withdraws from the Plan as provided in section 3.5 and except as necessary to ensure compliance with Code section 423, including but not limited to section 423(b)(8), a Participant’s option for the purchase of shares shall be exercised automatically on the Purchase Date. The maximum number of whole shares subject to option shall be purchased for the Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant’s account. No fractional shares shall be purchased. Any payroll deductions accumulated in a Participant’s account that are insufficient to purchase a whole share shall be retained in the Participant’s account for the next Offering Period, subject to earlier withdrawal by the Participant as provided in section 3.5. During a Participant’s lifetime, a Participant’s option to purchase shares under this Plan is exercisable solely by the Participant.

(b) As a condition to the exercise of an option, the Company may require the person exercising the option to represent and warrant that the shares are being purchased solely for investment and without any present intention to sell or distribute the shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act of 1933 and the rules and regulations promulgated thereunder.

(c) A Participant shall have no interest or voting right in shares he or she has the right to acquire by option exercise until the option is exercised.

(d) When an option is exercised in whole or in part or when some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for federal, state, or other tax withholding obligations, if any, arising upon the exercise of the option or the disposition of the Common Stock. The Company may but shall not be obligated to withhold from the Participant’s compensation the amount necessary for the Company to satisfy applicable withholding obligations related to the Participant’s tax obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant that may be available to the Company.

4.5 Changes in Capitalization, Dissolution, or Merger or Asset Sale. (a) Changes in capitalization. Subject to any required action by stockholders of the Company, the number of shares reserved under section 4.1, the maximum number of shares each Participant may purchase in an Offering Period, and the price per share of Common Stock covered by each option that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that issuances of stock through equity-based compensation plans and conversion of convertible securities shall not be deemed to have been effected without receipt of consideration by the Company. Any adjustment required under this section 4.5 shall be made by the Board, whose determination shall be final and binding on all parties. Except as expressly provided in this Plan, no issuance by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall affect the number or price of shares of Common Stock subject to an option or require any other adjustment under this section 4.5. A change in capitalization shall have no effect on the $25,000 maximum stated in section 3.1(b), which shall remain fixed.

(b) Dissolution or Liquidation. If the Company proposes to dissolve or liquidate, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately before the consummation of the proposed dissolution or liquidation, unless provided otherwise by the Board. The New Purchase Date shall be before the date of the Company’s proposed dissolution or liquidation. At least ten business days before the New Purchase Date, the Board shall notify each Participant in writing that the Purchase Date for the Participant’s option has been changed to the New Purchase Date and that the Participant’s option will be exercised automatically on the New Purchase Date, unless before the New Purchase Date the Participant withdraws from the Offering Period as provided in section 3.5.

(c) Merger or Asset Sale. If a merger of the Company with or into another corporation occurs, and if the Company is not the surviving entity in the merger, or if sale of all or substantially all of the assets of the Company occurs, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the successor corporation refuses to assume the option or substitute equivalent options, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”). The New Purchase Date shall be before the date of the Company’s proposed sale or merger. At least ten business days before the New Purchase Date, the Board shall notify each Participant in writing that the Purchase Date for the Participant’s option has been changed to the New Purchase Date and that the Participant’s option will be exercised automatically on the New Purchase Date, unless before the New Purchase Date the Participant withdraws from the Offering Period as provided in section 3.5.

4.6 Delivery. (a) As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant, to his or her broker, or to a broker designated by the Plan Committee, of a stock certificate representing the shares purchased by exercise of the Participant’s option. Shares may be registered in the Participant’s name or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship.

(b) Shares shall not be issued unless the option exercise and the issuance and delivery of the shares will comply with all applicable provisions of law, domestic or foreign, including without limitation the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company to ensure legal compliance.

ARTICLE 5

BENEFICIARIES AND TRANSFERABILITY

5.1 Designation of Beneficiary. A Participant may file with the Company’s designated human resources representative a written designation of a beneficiary to receive shares, if any, from the Participant’s Plan account in case the Participant’s death occurs after a Purchase Date but before delivery of shares to the Participant. Likewise, a Participant may file with the Company’s designated human resources representative a written designation of a beneficiary to receive cash from the Participant’s Plan account in case the Participant’s death occurs before exercise of the option. If a Participant is married but the designated beneficiary is not the spouse, written consent of the spouse shall be necessary for the Participant’s beneficiary designation to be effective.

5.2 Change of Beneficiary Designation. A Participant may change his or her beneficiary designation at any time by written notice. If the Participant dies without a valid beneficiary designation or if the designated beneficiary predeceases the Participant, the Company shall deliver the Participant’s shares and the Participant’s cash to the personal representative of the Participant’s estate. If to the best of the Company’s knowledge no such personal representative has been appointed, the Company may in its discretion instead deliver the shares and cash to the Participant’s spouse.

ARTICLE 6

MISCELLANEOUS

6.1. Non-Transferability. Neither payroll deductions credited to a Participant’s account nor any right to exercise an option or receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of by the Participant in any way other than by will, the laws of descent and distribution, or as provided in section 5.1. Any attempt at assignment, transfer, pledge, or other disposition shall be disregarded, but the Company may treat the attempt as an election to withdraw funds from an Offering Period in accordance with section 3.5.

6.2 Amendment or Termination. (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in section 4.5 no such termination shall affect options previously granted, but the Board may terminate an Offering Period on any Purchase Date if the Board determines that termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in section 4.5, no amendment may make any change in a Participant’s option if the amendment adversely affects the Participant’s rights under the option. If the Board determines that stockholder approval of the amendment is necessary to comply with Rule 16b-3 under the Securities Exchange Act of 1934 or Code section 423 (or any other applicable law, regulation, or stock exchange rule), the amendment shall not become effective unless stockholder approval is first obtained as required.

(b) Without shareholder consent and without regard to whether any Participant’s rights may be considered to have been adversely affected, the Board shall be entitled to (w) change the Offering Periods, the maximum amount of permitted payroll deductions, and the frequency and number of permitted changes in the amount withheld during an Offering Period, (x) permit payroll withholding exceeding the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, (y) establish reasonable waiting and adjustment periods and accounting and crediting procedures to ensure that amounts applied to the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and (z) establish such other limitations and procedures as the Board determines in its sole discretion are advisable.

(c) If the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent the Board determined to be necessary or desirable, modify or amend the Plan to reduce or eliminate the unfavorable accounting consequences including, but not limited to –

(x) altering the Purchase Price for any Offering Period, including an Offering Period under way at the time of the change in Purchase Price, or

(y) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period under way at the time of the Board action.

The Board’s modification or amendment of the Plan shall not require stockholder approval or the consent of any Plan Participant.

6.3 Plan Administration. The Plan shall be administered by the Plan Committee. The Plan Committee shall have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility, and to adjudicate all disputed claims filed under the Plan. Every finding, decision, and determination made by the Plan Committee shall be final and binding upon all parties.

6.4 Notices. All notices or other communications by a Participant to the Company shall be deemed to have been duly given when received in the form specified by the Company at the location or by the person designated by the Company for the receipt thereof.

6.5 Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, Company directors and officers who are subject to section 16 of the Securities Exchange Act of 1934 shall comply with the applicable provisions of Securities and Exchange Commission Rule 16b-3. In the cases of Company directors and officers who are subject to section 16 of the Securities Exchange Act of 1934, this Plan and options issued to them shall be deemed to contain and the shares issued to them upon exercise of such options shall be subject to such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Securities Exchange Act section 16 for Plan transactions by them or on their behalf.

6.6 Stockholder Approval. Continuance of the Plan shall be subject to approval by the Company’s stockholders within 12 months after the date the Plan is adopted by the Board.

VOTING BY PROXY

Please read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote your shares for you whether or not you plan to attend the Annual Meeting. You can do this in one of the following two ways:

Voting by Proxy Card

•	You can mark, sign and return the proxy card below in the enclosed postage-prepaid envelope.

Voting by Internet

•

You can go to our Internet website (http://www.                            ) and click on the link for “proxy voting.” When you are prompted for your “control number,” enter the number printed just above your name on the reverse side of the proxy card below, and then follow the instructions you will be given. If you vote this way, you do not need to sign and return a proxy card. When you vote be Internet, you will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described in the proxy card below and in our proxy statement for the Annual Meeting.

You should note that you may vote by Internet only until 5:00 p.m. EDT on July 27, 2008, which is the day before the Annual Meeting date.

▼FOLD AND DETACH HERE▼

APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Peggy H. Denny, Mary K. Dopko and Sherrie B. Rogers (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote as directed below all shares of the common stock of 1st Financial Services Corporation (the “Corporation”) held of record by the undersigned on June 10, 2008, at the Annual Meeting of the Corporation’s shareholders (the “Annual Meeting”) to be held at the Thomas Auditorium in the David W. Sink, Jr. Building of the Blue Ridge Community College located at 100 College Drive, Flat Rock, North Carolina, at 10:00 a.m. on Monday July 28, 2008, and at any adjournments of the Annual Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1.	ELECTION OF DIRECTORS: To elect three directors for three-year terms.

☐ FOR all nominees listed below (except as indicated otherwise below)	☐ WITHHOLD authority to vote for all nominees listed below

Nominees:	William H. Burton; H. Steve McManus and Bradley B. Schnyder

Instruction:	To withhold authority to vote for any individual nominee(s), write that nominee’s name on the line below.

2.	PROPOSAL TO APPROVE CHARTER AMENDMENT. Proposal to amend our Articles of Incorporation to authorize the issuance of a new class of stock.

☐ FOR	☐AGAINST	☐ABSTAIN

3.	PROPOSAL TO APPROVE 2008 OMNIBUS EQUITY PLAN. Proposal to approve our 2008 Omnibus Equity Plan.

☐ FOR	☐AGAINST	☐ABSTAIN

4.	PROPOSAL TO APPROVE OUR 2008 EMPLOYEE STOCK PURCHASE PLAN. Proposal to approve our 2008 Employee Stock Purchase Plan.

☐ FOR	☐AGAINST	☐ABSTAIN

5.	PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Elliott Davis PLLC as our independent public accountants for 2008.

☐ FOR	☐AGAINST	☐ABSTAIN

6.	OTHER BUSINESS: On any other matters properly presented for action by shareholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment.

IF VOTING BY PROXY CARD, PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY

ON THE REVERSE SIDE AND RETURN IT IN THE ENVELOPE PROVIDED.

I (We) direct that the shares represented by this appointment of proxy be voted as instructed on the reverse. In the absence of any instruction, those shares may be voted by the Proxies “FOR” the election of each nominee named in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with the Corporation’s Secretary a written instrument revoking it or timely submitting (by mail or Internet) an appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Dated: , 2008

Signature

Signature (if held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT:	To ensure that your shares are represented and that a quorum is present at the Annual Meeting, please submit your appointment of proxy whether or not you plan to attend.